Rule 497(e)
                                      Registration Nos. 333-125751 and 811-21774


                      STATEMENT OF ADDITIONAL INFORMATION

                   INVESTMENT COMPANY ACT FILE NO. 811-21774
                        FIRST TRUST EXCHANGE-TRADED FUND

                                                              TICKER
                        FUND NAME                             SYMBOL   EXCHANGE
                        ---------                             ------   --------
FIRST TRUST CBOE S&P 500 VIX TAIL HEDGE FUND                  VIXH     NYSE ARCA
FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND                 FDN      NYSE ARCA
FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND          FDM      NYSE ARCA
FIRST TRUST ISE CHINDIA INDEX FUND                            FNI      NYSE ARCA
FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND                 FCG      NYSE ARCA
FIRST TRUST ISE WATER INDEX FUND                              FIW      NYSE ARCA
FIRST TRUST MORNINGSTAR DIVIDEND LEADERS(SM) INDEX FUND       FDL      NYSE ARCA
FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND          QQEW     NASDAQ(R)
FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND    QQXT     NASDAQ(R)
FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND       QTEC     NASDAQ(R)
FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX(SM) FUND       QABA     NASDAQ(R)
FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY
   INDEX(SM) FUND                                             QCLN     NASDAQ(R)
FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND                FBT      NYSE ARCA
FIRST TRUST S&P REIT INDEX FUND                               FRI      NYSE ARCA
FIRST TRUST CAPITAL STRENGTH ETF                              FTCS     NASDAQ(R)
FIRST TRUST US IPO INDEX FUND                                 FPX      NYSE ARCA
FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND            FVL      NYSE ARCA
FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND                 FVD      NYSE ARCA
FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND        FVI      NYSE ARCA


                              DATED JUNE 3, 2013

      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus dated April 30, 2013, as it may be revised from time to time (the "Prospectus"), for each of First Trust CBOE S&P 500 VIX Tail Hedge Fund, First Trust Dow Jones Internet Index(SM) Fund, First Trust Dow Jones Select MicroCap Index(SM) Fund, First Trust ISE Chindia Index Fund, First Trust ISE-Revere Natural Gas Index Fund, First Trust ISE Water Index Fund, First Trust Morningstar Dividend Leaders(SM) Index Fund, First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, First Trust NASDAQ-100-Technology Sector Index(SM) Fund, First Trust NASDAQ(R) ABA Community Bank Index(SM) Fund, First Trust NASDAQ(R) Clean Edge(R) Green Energy Index(SM) Fund, First Trust NYSE Arca Biotechnology Index Fund, First Trust S&P REIT Index Fund, First Trust Capital Strength ETF, First Trust US IPO Index Fund, First Trust Value Line(R) 100 Exchange-Traded Fund, First Trust Value Line(R) Dividend Index Fund and First Trust Value Line(R) Equity Allocation Index Fund (each a "Fund" and collectively, the "Funds"), each a series of the First Trust Exchange-Traded Fund (the "Trust"). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's distributor, First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling toll free at (800) 621-1675.

                               TABLE OF CONTENTS

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS.................................1

EXCHANGE LISTING AND TRADING...................................................3

INVESTMENT OBJECTIVES AND POLICIES.............................................4

INVESTMENT STRATEGIES..........................................................6

SUBLICENSE AGREEMENTS.........................................................18

INVESTMENT RISKS..............................................................29

MANAGEMENT OF THE FUNDS.......................................................35

ACCOUNTS MANAGED BY INVESTMENT COMMITTEE......................................52

BROKERAGE ALLOCATIONS.........................................................52

CUSTODIAN, DISTRIBUTOR, TRANSFER AGENT, FUND ACCOUNTING AGENT,
    INDEX PROVIDERS AND EXCHANGES.............................................56

ADDITIONAL INFORMATION........................................................59

PROXY VOTING POLICIES AND PROCEDURES..........................................61

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS.........................62

FEDERAL TAX MATTERS...........................................................73

DETERMINATION OF NAV..........................................................79

DIVIDENDS AND DISTRIBUTIONS...................................................81

MISCELLANEOUS INFORMATION.....................................................81

FINANCIAL STATEMENTS..........................................................82

APPENDIX A...................................................................A-1

APPENDIX B...................................................................B-1



      The audited financial statements for the Funds' most recent fiscal year appear in the Funds' Annual Report to Shareholders dated December 31, 2012. The Annual Report was filed with the Securities and Exchange Commission ("SEC") on

March 8, 2013. The financial statements from such Annual Report are incorporated herein by reference. The Annual Report is available without charge by calling
(800) 621-1675 or by visiting the SEC's website at http://www.sec.gov.

                 GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

      The Trust was organized as a Massachusetts business trust on August 8, 2003 and is authorized to issue an unlimited number of shares in one or more series or "Funds." The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers shares in 19 separate series, including the First Trust CBOE S&P 500 VIX Tail Hedge Fund (the "Tail Hedge Fund"), First Trust Dow Jones Internet Index(SM) Fund (the "Internet Fund"), First Trust Dow Jones Select MicroCap Index(SM) Fund (the "MicroCap Fund"), First Trust ISE Chindia Index Fund (the "ISE Chindia Fund"), First Trust ISE-Revere Natural Gas Index Fund (the "ISE Gas Fund"), First Trust ISE Water Index Fund (the "ISE Water Fund"), First Trust Morningstar Dividend Leaders(SM) Index Fund (the "Dividend Leaders Fund"), First Trust NASDAQ-100 Equal Weighted Index(SM) Fund (the "Equal Weighted Fund"), First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund (the "Ex-Technology Fund"), First Trust NASDAQ-100-Technology Sector Index(SM) Fund (the "Technology Fund"), First Trust NASDAQ(R) ABA Community Bank Index(SM) Fund (the "Community Bank Fund"), First Trust NASDAQ(R) Clean Edge(R) Green Energy Index(SM) Fund (the "Clean Edge(R) Fund"), First Trust NYSE Arca Biotechnology Index Fund (the "Biotech Fund"), First Trust S&P REIT Index Fund (the "S&P REIT Fund"), First Trust Capital Strength ETF (the "Capital Strength ETF"), First Trust US IPO Index Fund (the "US IPO Fund"), First Trust Value Line(R) 100 Exchange-Traded Fund (the "Value Line(R) 100 Fund"), First Trust Value Line(R) Dividend Index Fund (the "Value Line(R) Dividend Fund") and First Trust Value Line(R) Equity Allocation Index Fund (the "Value Line(R) Equity Allocation Fund") (each, a "Fund," and collectively, the "Funds"). Effective on or about June 3, 2013, First Trust Strategic Value Index Fund changed its name to First Trust Capital Strength ETF pursuant to the approval of the Board of Trustees of the Trust. Prior to June 18, 2010, First Trust Strategic Value Index Fund was named First Trust DB Strategic Value Index Fund. The Tail Hedge Fund, the Capital Strength ETF, the Internet Fund, the ISE Chindia Fund, the ISE Gas Fund, the ISE Water Fund, the Dividend Leaders Fund, the Equal Weighted Fund, the Ex-Technology Fund, the Technology Fund, the Community Bank Fund, the Clean Edge(R) Fund, the Biotech Fund, the S&P REIT Fund and the US IPO Fund are non-diversified series, while the MicroCap Fund, the Value Line(R) 100 Fund, the Value Line(R) Dividend Fund and the Value Line(R) Equity Allocation Fund are diversified series.

      This SAI relates to the Funds. The shares of the Funds are referred to herein as "Shares" or "Fund Shares." Each Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.

      The Board of Trustees of the Trust (the "Board of Trustees" or the "Trustees") has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.

      The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

      Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series, and, if a matter affects a particular series differently from other series, the Shares of that series will vote separately on such matter.

      The Trust's Declaration of Trust (the "Declaration") provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The Declaration may, except in limited circumstances, be amended by the Trustees without a shareholder vote. The holders of Fund Shares are required to disclose information on direct or indirect ownership of Fund Shares as may be required to comply with various laws applicable to the Funds, and ownership of Fund Shares may be disclosed by the Funds if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem Shares held by any shareholder for any reason under terms set by the Trustees. The Declaration also provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund, or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

      The Trust is not required to and does not intend to hold annual meetings of shareholders.

      Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations.

      The Funds are advised by First Trust Advisors L.P. (the "Advisor" or "First Trust").

      Each Fund offers and issues Shares at net asset value only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of equity securities (the "Deposit Securities") included in such Fund's corresponding Index (as hereinafter defined), together with the deposit of a specified cash payment (the "Cash Component"). The Shares of the Tail Hedge Fund, the Internet Fund, the MicroCap Fund, the ISE Chindia Fund, the ISE Gas Fund, the ISE Water Fund, the Dividend Leaders Fund, the Biotech Fund, the S&P REIT Fund, the US IPO Fund, the Value Line(R) 100 Fund, the Value Line(R) Dividend Fund and the Value Line(R)

Equity Allocation Fund are listed and trade on NYSE Arca, Inc., an affiliate of NYSE Euronext(SM) ("NYSE Arca"). The Shares of the Equal Weighted Fund, the Ex-Technology Fund, the Technology Fund, the Community Bank Fund, the Clean Edge Fund and the Capital Strength ETF are listed and trade on The NASDAQ(R) Stock Market, LLC ("NASDAQ(R)"). The Shares of each Fund will trade on NYSE Arca or NASDAQ(R) at market prices that may be below, at or above net asset value. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 Shares of a Fund.

      The Trust reserves the right to offer a "cash" option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the applicable Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

                          EXCHANGE LISTING AND TRADING

      There can be no assurance that the requirements of NYSE Arca or NASDAQ(R) necessary to maintain the listing of Shares of a Fund will continue to be met. NYSE Arca and/or NASDAQ(R) may, but are not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of such Fund for 30 or more consecutive trading days; (ii) the value of such Fund's Index (as defined below) is no longer calculated or available; or
(iii) such other event shall occur or condition exist that, in the opinion of NYSE Arca or NASDAQ(R), makes further dealings on NYSE Arca or NASDAQ(R), respectively, inadvisable. Please note that NYSE Arca may have a conflict of interest with respect to the Tail Hedge Fund, the Biotech Fund, the Community Bank Fund, the Value Line(R) 100 Fund, the Value Line(R) Dividend Fund and the Value Line(R) Equity Allocation Fund because Shares of such Funds are listed on NYSE Arca and NYSE Arca is also each such Fund's index calculation agent (and in the case of the Biotech Fund, its Index Provider as well). Additionally, NASDAQ(R) may have a conflict of interest with respect to the Equal Weighted Fund, the Ex-Technology Fund, the Technology Fund, the Community Bank Fund, the Clean Edge Fund and the Capital Strength ETF because Shares of such Funds are listed on NASDAQ(R) and NASDAQ(R) is also each such Fund's Index Provider. NYSE Arca or NASDAQ(R) will remove the Shares of a Fund from listing and trading upon termination of such Fund.

      As in the case of other stocks traded on NYSE Arca or NASDAQ(R), broker's commissions on transactions will be based on negotiated commission rates at customary levels.

      The Funds reserve the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

      The Prospectus describes the investment objectives and certain policies of the Funds. The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds.

      Each Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities of such Fund:

            (1) A Fund may not issue senior securities, except as permitted under the 1940 Act.

            (2) A Fund may not borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) engage in other transactions permissible under the 1940 Act that may involve a borrowing (such as obtaining short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery transactions, or purchasing certain futures, forward contracts and options), provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of a Fund's total assets (including the amount borrowed), less a Fund's liabilities (other than borrowings).

            (3) A Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in connection with the purchase and sale of portfolio securities.

            (4) A Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

            (5) A Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under a Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of a Fund's total assets.

            (6) A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

            (7) A Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Index that a Fund is based upon, concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

      The MicroCap Fund, the Dividend Leaders Fund, the Equal Weighted Fund, the Technology Fund, the US IPO Fund, the Value Line(R) 100 Fund, the Value Line(R) Dividend Fund and the Value Line(R) Equity Allocation Fund have fundamental investment objectives as described in the Prospectus. Additionally, the MicroCap Fund, the Value Line(R) 100 Fund, the Value Line(R) Dividend Fund and the Value Line(R) Equity Allocation Fund are subject to the following fundamental policy:
Each such Fund may not, as to 75% of its total assets, (a) invest more than 5% of the value of its total assets in the securities of any one issuer or (b) hold more than 10% of the outstanding voting securities of that issuer (other than obligations issued or guaranteed by the U.S. government or any agency or instrumentality thereof).

      Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

      For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Funds are not permitted to issue senior securities, except that a Fund may borrow from any bank if immediately after such borrowing the value of the such Fund's total assets is at least 300% of the principal amount of all of the Fund's borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund's total assets). In the event that such asset coverage shall at any time fall below 300%, the applicable Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

      The fundamental investment limitations set forth above limit the Funds' ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

      The foregoing fundamental policies of each Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the respective Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a Fund, such matter shall be deemed to have been effectively acted upon with respect to a Fund if a majority of the outstanding voting securities of a Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

      In addition to the foregoing fundamental policies, the Funds are also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental restrictions and policies and may be changed by the Board of Trustees.

                             INVESTMENT STRATEGIES

      Under normal circumstances, each Fund will invest at least 90% of its net assets in common stocks or in depositary receipts that may include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or other depositary receipts (collectively "Depositary Receipts") that comprise such Fund's corresponding equity index as set forth below (each, an "Index" and collectively, the "Indices"). Fund shareholders are entitled to 60 days' notice prior to any change in this non-fundamental investment policy.


            FUND                                   INDEX
Tail Hedge Fund                  CBOE VIX Tail Hedge Index
Internet Fund                    Dow Jones Internet Composite Index(SM)
MicroCap Fund                    Dow Jones Select MicroCap Index(SM)
ISE Chindia Fund                 ISE ChIndia Index (TM)
ISE Gas Fund                     ISE-REVERE Natural Gas Index(TM)
ISE Water Fund                   ISE Water Index(TM)
Dividend Leaders Fund            Morningstar Dividend Leaders(SM) Index
Equal Weighted Fund              NASDAQ-100 Equal Weighted Index(SM)
Ex-Technology Fund               NASDAQ-100 Ex-Tech Sector Index(SM)
Technology Fund                  NASDAQ-100 Technology Sector Index(SM)
Community Bank Fund              NASDAQ OMX(R) ABA Community Bank Index(SM)
Clean Edge(R) Fund               NASDAQ(R) Clean Edge(R) Green Energy Index(SM)
Biotech Fund                     NYSE Arca Biotechnology Index(SM)
S&P REIT Fund                    S&P United States REIT Index(1)
Capital Strength ETF             The Capial Strength Index(TM)(2)
US IPO Fund                      IPOX(R)-100 U.S. Index
Value Line(R) 100 Fund           Value Line(R) 100 Index(TM)
Value Line(R) Dividend Fund      Value Line(R) Dividend Index(TM)
Value Line(R) Equity
    Allocation Fund              Value Line(R) Equity Allocation Index(TM)
----------------------------------------------------
(1) Prior to November 6, 2008, the S&P REIT Fund's index was the S&P REIT Composite Index.
(2) Prior to June 3, 2013, the Capital Strength ETF's index was the Credit Suisse U.S. Value Index, Powered by HOLT(TM), and prior to June 18, 2010, the Capital Strength ETF's index was the Deutsche Bank CROCI(R) US+ Index(TM).


TYPES OF INVESTMENTS

      Warrants: The Funds may invest in warrants. Warrants acquired by a Fund entitle it to buy common stock from the issuer at a specified price and time. They do not represent ownership of the securities but only the right to buy them. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration date.

      Delayed-Delivery Transactions: The Funds may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between the purchase and settlement, a Fund does not remit payment to the issuer, no interest is accrued on debt securities and dividend income is not earned on equity securities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of a decline in value of a Fund's other assets. While securities purchased in delayed-delivery transactions may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value.

      The Funds will earmark or maintain in a segregated account cash, U.S. government securities, and high-grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such earmarked or segregated securities will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, a Fund will meet its obligations from then-available cash flow, sale of the securities earmarked or held in the segregated account described above, sale of other securities, or, although it would not normally expect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than a Fund's payment obligation).

      Although the Prospectus and this SAI describe certain permitted methods of segregating assets or otherwise "covering" certain transactions, a Fund may segregate against or cover such transactions using other methods permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a Fund.

      Call Options: A call option is a contractual obligation which gives the buyer of the option the right to purchase a certain number of shares of common stock from the writer (seller) of the option at a predetermined price. If the predetermined price is reached, the buyer has the right, depending on the type of option, to exercise the option at the option's expiration date or at any time up until the option's expiration.

      Illiquid Securities: The Funds may invest in illiquid securities (i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). For purposes of this restriction, illiquid securities include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of a Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to First Trust the day-to-day determination of the illiquidity of any equity or fixed-income security, although it has retained oversight for such determinations. With respect to Rule 144A securities, First Trust considers factors such as (i) the nature of the market for a security (including the institutional private resale market, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security, the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer),
(ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

      Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, a Fund will take such steps as is deemed advisable, if any, to protect liquidity.

      Money Market Funds: The Funds may invest in shares of money market funds to the extent permitted by the 1940 Act.

      Temporary Investments: The Funds may, without limit as to percentage of assets, purchase U.S. government securities or short-term debt securities to keep cash on hand fully invested or for temporary defensive purposes. Short-term debt securities are securities from issuers having a long-term debt rating of at least A by Standard & Poor's Ratings Group ("S&P Ratings"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") and having a maturity of one year or less. The use of temporary investments is not a part of a principal investment strategy of the Funds.

      Short-term debt securities are defined to include, without limitation, the following:

            (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") which are government-sponsored organizations owned entirely by private stockholders and whose securities are guaranteed as to principal and interest by the federal government; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. In September 2008, FNMA was placed into conservatorship overseen by the Federal Housing Finance Agency ("FHFA"). As conservator, FHFA will succeed to the rights, titles, powers and privileges of FNMA and any stockholder, officer or director of the company with respect to FNMA and its assets and title to all books, records and company assets held by any other custodian or third party. FHFA is charged with operating FNMA. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

            (2) Certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to a Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. On October 3, 2008, the Emergency Economic Stabilization Act of 2008 increased the maximum amount of federal deposit insurance coverage payable as to any certificate of deposit from $100,000 to $250,000 per depositor, and the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010, extended this increased coverage permanently. Certificates of deposit purchased by the Funds may not be fully insured.

            (3) Bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

            (4) Repurchase agreements, which involve purchases of debt securities. In such an action, at the time a Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed upon market rate. The period of these repurchase agreements will usually be short, from overnight to one week. Such actions afford an opportunity for a Fund to invest temporarily available cash. The Funds may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Funds may invest. In addition, the Funds may only enter into repurchase agreements where the market value of the purchased securities/collateral equals at least 100% of principal including accrued interest and is marked-to-market daily. The risk to the Funds is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Funds, however, intend to enter into repurchase agreements only with financial institutions and dealers believed by First Trust to present minimal credit risks in accordance with criteria approved by the Board of Trustees. First Trust will review and monitor the creditworthiness of such institutions. First Trust monitors the value of the collateral at the time the action is entered into and during the term of the repurchase agreement. First Trust does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

            (5) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

            (6) Commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by a Fund at any time. A Fund's portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because a Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Funds may only invest in commercial paper rated A-1 or higher by S&P Ratings, Prime-1 or higher by Moody's or F2 or higher by Fitch.

PORTFOLIO TURNOVER

      The Funds buy and sell portfolio securities in the normal course of their investment activities. The proportion of a Fund's investment portfolio that is bought and sold during a year is known as a Fund's portfolio turnover rate. A turnover rate of 100% would occur, for example, if a Fund bought and sold securities valued at 100% of its net assets within one year. A high portfolio turnover rate could result in the payment by a Fund of increased brokerage costs, expenses and taxes. The portfolio turnover rates for the fiscal years ended December 31, 2011 and December 31, 2012 for the Funds are set forth below. In-kind transactions are not taken into account in calculating the portfolio turnover rate.

                                                 PORTFOLIO TURNOVER RATE

                                         FISCAL YEAR ENDED     FISCAL YEAR ENDED
             FUND                        DECEMBER 31, 2012     DECEMBER 31, 2011
Tail Hedge Fund                                   2%                  N/A
Internet Index Fund                              33%                  18%
MicroCap Fund                                    71%                  59%
ISE Chindia Fund                                 29%                  23%
ISE Gas Fund                                     41%                  43%
ISE Water Fund                                   31%                  31%
Dividend Leaders Fund                            31%                  27%
Equal Weighted Fund                              34%                  27%
Ex-Technology Fund                               40%                  37%
Technology Fund                                  26%                  21%
Community Bank Fund                              17%                  29%
Clean Edge(R) Fund                               24%                  22%
Biotech Fund                                     39%                  44%
S&P REIT Fund                                     8%                   9%
Capital Strength ETF(1)                          84%                 114%
US IPO Fund                                      48%                  44%
Value Line(R) 100 Fund                          304%                 202%
Value Line(R) Dividend Fund                      54%                  53%
Value Line(R) Equity Allocation Fund            203%                 184%

(1) Prior to June 3, 2013, the Capital Strength ETF's index was the Credit Suisse U.S. Value Index, Powered by HOLT(TM), and prior to June 18, 2010, the Capital Strength ETF's index was the Deutsche Bank CROCI(R) US+ Index(TM).


      The Value Line(R) 100 Fund experienced a significant increase in portfolio turnover for the fiscal year ended December 31, 2012, due to more frequent trading in the Fund's portfolio. The Capital Strength ETF experienced a significant decrease in portfolio turnover for the fiscal year ended December 31, 2012 due to less rebalancing of the Fund's portfolio.

HEDGING STRATEGIES

General Description of Hedging Strategies

      The Funds may engage in hedging activities. First Trust may cause the Funds to utilize a variety of financial instruments, including options, forward contracts, futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), and options on Futures Contracts to attempt to hedge each Fund's holdings. The use of Futures is not a part of a principal investment strategy of the Funds.

      Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the SEC, the several options and Futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, a Fund's ability to use hedging instruments may be limited by tax considerations.

General Limitations on Futures and Options Transactions

      Each Fund limits its direct investments in futures, options on futures and swaps to the extent necessary for the Advisor to claim the exclusion from regulation as a "commodity pool operator" with respect to each Fund under CFTC Rule 4.5, as such rule may be amended from time to time. Under Rule 4.5 as currently in effect, each Fund limits its trading activity in futures, option on futures and swaps (excluding activity for "bona fide hedging purposes," as defined by the CFTC) such that it meets one of the following tests: (i) aggregate initial margin and premiums required to establish its futures, options on futures and swap positions do not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on such positions; or (ii) aggregate net notional value of its futures, options on futures and swap positions does not exceed 100% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on such positions.

      The Advisor has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with respect to each Fund with the National Futures Association, the Futures industry's self-regulatory organization. If a Fund were no longer able to claim the exclusion, the Advisor would be required to register as a "commodity pool operator," and the Fund and the Advisor would be subject to regulation under the Commodity Exchange Act (the "CEA").

      The foregoing limitations are non-fundamental policies of the Funds and may be changed without shareholder approval as regulatory agencies permit.

Asset Coverage for Futures and Options Positions

      The Funds will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and Futures positions by registered investment companies and, if the guidelines so require, will earmark or set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities earmarked or held in a segregated account cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Stock Options

      The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value and dividend rates of the stock subject to the option, an increase in interest rates, a change in the actual and perceived volatility of the stock market and the common stock and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying stock (although they generally move in the same direction). If the value of the underlying stock exceeds the strike price of an option, it is likely that the holder of that option will exercise their right to purchase the stock, which may limit a Fund's ability to take advantage of the rising value of the underlying stock.

Stock Index Options

      The Funds may purchase stock index options, sell stock index options in order to close out existing positions, and/or write covered options on stock indices for hedging purposes. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the stock index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

      A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or the Value Line(R) Composite Index or a more narrow market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment. Options on stock indices are currently traded on the following exchanges: the Chicago Board Options Exchange, NYSE Amex Options, NASDAQ(R) and the Philadelphia Stock Exchange.

      The Funds' use of stock index options is subject to certain risks. Successful use by a Fund of options on stock indices will be subject to the ability of First Trust to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Funds' securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and a Fund's securities, which would result in a loss on both such securities and the options on stock indices acquired by the Fund.

      The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Certain Considerations Regarding Options

      There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, a Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

      The writing and purchasing of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Funds.

Futures Contracts

      The Funds may enter into Futures Contracts, including index Futures as a hedge against movements in the equity markets, in order to hedge against changes on securities held or intended to be acquired by a Fund or for other purposes permissible under the CEA. A Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. The Funds will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national Futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Chicago Board of Trade and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

      An interest rate Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the Futures Contract.

      Margin is the amount of funds that must be deposited by a Fund with its custodian in a segregated account in the name of the Futures commission merchant in order to initiate Futures trading and to maintain a Fund's open positions in Futures Contracts. A margin deposit is intended to ensure a Fund's performance of the Futures Contract.

      The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

      If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund. In computing daily net asset value, a Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

      Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Future Contracts were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

      Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some investors to substantial losses.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures position. A Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

      A public market exists in Futures Contracts covering a number of indices, including, but not limited to, the S&P 500 Index, the S&P 100 Index, the NASDAQ-100 Index(R), the Value Line(R) Composite Index and the NYSE Composite Index.

Options on Futures

      The Funds may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A Futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a Futures option may be closed out by an offsetting purchase or sale of a Futures option of the same series.

      The Funds may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Funds use put and call options on securities or indices. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indices so as to hedge a Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the Futures Contract. If the price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in a Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by a Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities a Fund intends to acquire.

      As with investments in Futures Contracts, the Funds are required to deposit and maintain margin with respect to put and call options on Futures Contracts written by them. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other Futures positions held by a Fund. A Fund will earmark or set aside in a segregated account at such Fund's custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be earmarked or placed in the segregated account whenever the total value of the earmarked or segregated assets falls below the amount due on the underlying obligation.

      The risks associated with the use of options on Futures Contracts include the risk that the Funds may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund's successful use of options on Futures Contracts depends on First Trust's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional information, see "Futures Contracts." Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures Contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures Contracts markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures Contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because of initial margin deposit requirements, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

LENDING OF PORTFOLIO SECURITIES

      In order to generate additional income, certain of the Funds, as disclosed in the Prospectus, may lend portfolio securities representing up to 20% of the value of their total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into domestic loan arrangements with broker-dealers, banks, or other institutions which First Trust has determined are creditworthy under guidelines approved by the Board of Trustees. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans.

      In these loan arrangements, the Funds will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the securities loaned as determined at the time of loan origination. This collateral must be valued daily by First Trust or the applicable Fund's lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. When a Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities.

                             SUBLICENSE AGREEMENTS

      Each Fund relies on a product license agreement (each, a "Product License Agreement") by and between the provider of each Index (each, an "Index Provider") and First Trust and a related sublicense agreement (the "Sublicense Agreement") with First Trust that grants the Trust, on behalf of each Fund, a non-exclusive and non-transferable sublicense to use certain intellectual property of such Index Provider as set forth below, in connection with the issuance, distribution, marketing and/or promotion of each Fund. Pursuant to each Sublicense Agreement, each Fund has agreed to be bound by certain provisions of each Product License Agreement. Pursuant to each Product License Agreement, First Trust will pay each Index Provider an annual license fee. Each Fund will reimburse First Trust for its costs associated with the respective Product License Agreement; except with respect to the Capital Strength ETF, which will not be obligated to reimburse First Trust in an annual amount of more than 0.10% of the assets of the Fund.


FUND                              INDEX                             INDEX PROVIDER
Tail Hedge Fund
                                  CBOE VIX Tail Hedge Index         Chicago Board Options
                                                                    Exchange, Incorporated

Internet Index Fund               Dow Jones Internet Composite      S&P Dow Jones Indices,
                                  IndexSM                           LLC

MicroCap Fund                     Dow Jones Select MicroCap         S&P Dow Jones Indices,
                                  IndexSM                           LLC

ISE Chindia Fund                  ISE ChIndia Index(TM)             International
                                                                    Securities Exchange,
                                                                    LLC

ISE Gas Fund                      ISE-REVERE Natural Gas Index(TM)  International
                                                                    Securities Exchange,
                                                                    LLC

ISE Water Fund                    ISE Water Index(TM)               International
                                                                    Securities Exchange,
                                                                    LLC

Dividend Leaders Fund             Morningstar(R) Dividend           Morningstar, Inc.
                                  Leaders(SM) Index

Equal Weighted Fund               NASDAQ-100 Equal Weighted         The NASDAQ OMX Group,
                                  Index(SM)                         Inc.

Ex-Technology Fund                NASDAQ-100 Ex-Tech Sector         The NASDAQ OMX Group,
                                  Index(SM)                         Inc.

Technology Fund                   NASDAQ-100 Technology Sector      The NASDAQ OMX Group,
                                  IndexSM                           Inc.

Community Bank Fund               NASDAQ OMX(R) ABA Community       The NASDAQ OMX Group,
                                  Bank Index(SM)                    Inc.

Clean Edge(R) Fund                NASDAQ(R) Clean Edge(R)           The NASDAQ OMX Group,
                                  Green Energy Index(SM)            Inc.

Biotech Fund                      NYSE Arca Biotechnology           NYSE Euronext
                                  Index(SM)

S&P REIT Fund                     S&P United States REIT Index      S&P Dow Jones Indices,
                                                                    LLC

Capital Strength ETF(1)           The Capital Strength Index(TM)    The NASDAQ OMX Group,
                                                                    Inc.

US IPO Fund                       IPOX(R)-100 U.S. Index            IPOX(R) Schuster LLC

Value Line(R) 100 Fund            Value Line(R) 100 Index(TM)       Value Line(R)
                                                                    Publishing, Inc.

Value Line(R) Dividend Fund       Value Line(R) Dividend            Value Line(R)
                                  Index(TM)                         Publishing, Inc.

Value Line(R) Equity              Value Line(R) Equity              Value Line(R)
Allocation Fund                   Allocation Index(TM)              Publishing, Inc.

--------------------
(1) Prior to June 3, 2013, the Capital Strength ETF's index was the Credit Suisse U.S. Value Index, Powered by HOLT(TM), and prior to June 18, 2010, the Capital Strength ETF's index was the Deutsche Bank CROCI(R) US+ Index(TM).

Tail Hedge Fund

      "S&P(R)" is a registered trademark of Standard and Poor's Financial Services LLC ("SPFS"); "Dow Jones(R)" is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by S&P Dow Jones Indices LLC. "S&P 500(R)" is a registered trademark of SPFS; "CBOE(R)", "Chicago Board Options Exchange(R)", "CBOE Volatility Index(R)" and "VIX(R)" are registered trademarks of Chicago Board Options Exchange, Incorporated ("CBOE"); and these trademarks have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by First Trust.

      THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P DOW JONES INDICES LLC, DOW JONES, SPFS, THEIR RESPECTIVE AFFILIATES (collectively, "S&P") OR BY CHICAGO BOARD OPTIONS EXCHANGE AND ITS AFFILIATES ("CBOE"). S&P AND CBOE MAKE NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE CBOE VIX TAIL HEDGE (THE "INDEX") TO TRACK THE PERFORMANCE OF CERTAIN FINANCIAL MARKETS AND/OR SECTIONS THEREOF AND/OR OF GROUPS OF ASSETS OR ASSET CLASSES. S&P'S ONLY RELATIONSHIP TO FIRST TRUST ADVISORS L.P. ("LICENSEE") IS IN THE LICENSING OF THE CERTAIN TRADEMARKS AND TRADE NAMES AND THE INDEX, WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE LICENSEE OR THE FUND. S&P AND CBOE HAVE NO OBLIGATION TO TAKE THE NEEDS OF FIRST TRUST OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. S&P AND CBOE ARE NOT RESPONSIBLE FOR AND HAVE NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE FUND OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND SHARES ARE TO BE CONVERTED INTO CASH. S&P AND CBOE HAVE NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

      S&P AND CBOE DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P AND CBOE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, DELAYS OR INTERRUPTIONS THEREIN. S&P AND CBOE MAKE NO WARRANTY, CONDITION OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY [LICENSEE], OWNERS OF THE [LICENSEE ETF], OR ANY OTHER

PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. S&P AND CBOE MAKE NO EXPRESS OR IMPLIED WARRANTIES, REPRESENTATIONS OR CONDITIONS, AND EXPRESSLY DISCLAIM ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P OR CBOE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Internet Fund and MicroCap Fund Disclaimer

      The "Dow Jones Internet Composite Index(SM)" and "Dow Jones Select MicroCap Index(SM)" are products of S&P Dow Jones Indices, LLC ("SPDJI"), and have been licensed for use. Standard & Poor's(R) and S&P(R) are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and Dow Jones(R), Dow Jones Internet Composite Index and Dow Jones Select MicroCap Index are trademarks of Dow Jones Trademark Holdings LLC ("Dow Jones"). The foregoing marks have been licensed to SPDJI and have been sublicensed for use for certain purposes by First Trust on behalf of the Funds. The First Trust Dow Jones Internet Index Fund and First Trust Dow Jones Select MicroCap Index Fund are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones or their respective affiliates. SPDJI, Dow Jones and their respective affiliates make no representation or warranty, express or implied, to the owners of the First Trust Dow Jones Internet Index Fund and First Trust Dow Jones Select MicroCap Index Fund or any member of the public regarding the advisability of investing in securities generally or in the First Trust Dow Jones Internet Index Fund and First Trust Dow Jones Select MicroCap Index Fund particularly. The only relationship of SPDJI, Dow Jones or any of their respective affiliates to the Licensee with respect to the Indexes is the licensing of certain trademarks, trade names and service marks and of the Dow Jones Internet Composite Index and Dow Jones Select MicroCap Index which are determined, composed and calculated by SPDJI without regard to First Trust, First Trust Dow Jones Internet Index Fund or First Trust Dow Jones Select MicroCap Index Fund. SPDJI and Dow Jones have no obligation to take the needs of First Trust or the owners of the First Trust Dow Jones Internet Index Fund or First Trust Dow Jones Select MicroCap Index Fund into consideration in determining, composing or calculating the Dow Jones Internet Composite Index and Dow Jones Select MicroCap Index. SPDJI, Dow Jones and their respective affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the First Trust Dow Jones Internet Index Fund or First Trust Dow Jones Select MicroCap Index Fund to be issued or in the determination or calculation of the equation by which the First Trust Dow Jones Internet Index Fund or First Trust Dow Jones Select MicroCap Index Fund are to be converted into cash. SPDJI, Dow Jones and their respective affiliates have no obligation or liability in connection with the administration, marketing or trading of the First Trust Dow Jones Internet Index Fund or First Trust Dow Jones Select MicroCap Index Fund.

      SPDJI, DOW JONES AND THEIR RESPECTIVE AFFILIATES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INTERNET COMPOSITE INDEX AND DOW JONES SELECT MICROCAP INDEX OR ANY DATA INCLUDED THEREIN AND SPDJI, DOW JONES AND THEIR RESPECTIVE AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. SPDJI, DOW JONES AND THEIR RESPECTIVE AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND OR FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INTERNET COMPOSITE INDEX AND DOW JONES SELECT MICROCAP INDEX(SM) OR ANY DATA INCLUDED THEREIN. SPDJI, DOW JONES AND THEIR RESPECTIVE AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INTERNET COMPOSITE INDEX AND DOW JONES SELECT MICROCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES, CME OR THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN SPDJI AND FIRST TRUST, OTHER THAN THE LICENSORS OF SPDJI.

ISE Chindia Fund, ISE Gas Fund and ISE Water Fund Disclaimer

      The Funds are not sponsored, endorsed, sold or promoted by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of trading in the Funds. The Index Provider's only relationship to First Trust is the licensing of certain trademarks and trade names of the Index Provider and of the Indexes which are determined, composed and calculated by the Index Provider without regard to First Trust or the Funds. The Index Provider has no obligation to take the needs of First Trust or the owners of the Funds into consideration in determining, composing or calculating the Indexes. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be listed or in the determination or calculation of the equation by which the Funds are to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of the Funds.

      THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY

OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES, OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN THE INDEX PROVIDER AND FIRST TRUST.

Dividend Leaders Fund Disclaimer

      MORNINGSTAR, INC. ("MORNINGSTAR"), DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. MORNINGSTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OR USERS OF THE FIRST TRUST MORNINGSTAR DIVIDEND LEADERS(SM) INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Equal Weighted Fund, Ex-Technology Fund and Technology Fund Disclaimer

      The Funds are not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. ("NASDAQ OMX") or its affiliates (NASDAQ OMX with its affiliates are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Funds. The Corporations make no representation or warranty, express or implied to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the NASDAQ-100 Equal Weighted Index(SM), NASDAQ-100 Technology Sector Index(SM) or NASDAQ-100 Ex-Tech Sector Index(SM) to track general stock market performance. The Corporations' only relationship to First Trust with respect to the Fund is in the licensing of the NASDAQ(R), NASDAQ-100(R), NASDAQ-100 Index(R), NASDAQ-100 Equal Weighted Index(SM), NASDAQ-100 Technology Sector Index(SM) or NASDAQ-100 Ex-Tech Sector Index(SM) trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Equal Weighted Index(SM), NASDAQ-100 Technology Sector Index(SM) or NASDAQ-100 Ex-Tech Sector Index(SM) which is determined, composed and calculated by NASDAQ OMX without regard to First Trust or the Funds. NASDAQ OMX has no obligation to take the needs of First Trust or the owners of the Funds into consideration in determining, composing or calculating the NASDAQ-100 Equal Weighted Index(SM), NASDAQ-100 Technology Sector Index(SM) or NASDAQ-100 Ex-Tech Sector Index(SM). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of Fund Shares to be issued or in the determination or calculation of the equation by which Fund Shares are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Funds.

      THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 EQUAL WEIGHTED INDEX(SM), THE NASDAQ-100 EX-TECH SECTOR INDEX(SM) AND THE NASDAQ-100 TECHNOLOGY SECTOR INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 EQUAL WEIGHTED INDEX(SM), THE NASDAQ-100 EX-TECH SECTOR INDEX(SM) AND THE NASDAQ-100 TECHNOLOGY SECTOR INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 EQUAL WEIGHTED INDEX(SM), THE NASDAQ-100 EX-TECH SECTOR INDEX(SM) AND THE NASDAQ-100 TECHNOLOGY SECTOR INDEX(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Community Bank Fund Disclaimer

      The Fund is not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. ("NASDAQ OMX"), American Bankers Association ("ABA") or their affiliates (NASDAQ OMX and ABA, collectively with their affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the NASDAQ OMX(R) ABA Community Bank Index(SM) to track general stock market performance. The Corporations' only relationship to First Trust Advisors L.P. ("Licensee") is in the licensing of the NASDAQ(R), OMX(R), NASDAQ OMX(R), American Bankers Association, ABA, and NASDAQ OMX(R) ABA Community Bank Index(SM) trademarks, and certain trade names and service marks of the Corporations and the use of the NASDAQ OMX ABA Community Bank Index(SM) which is determined and composed by the Corporations without regard to Licensee or the Fund. The Corporations have no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the NASDAQ OMX ABA Community Bank Index(SM). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

      THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ OMX ABA COMMUNITY BANK INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY FIRST TRUST OR THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ OMX ABA COMMUNITY BANK INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ OMX ABA COMMUNITY BANK INDEX(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

      All price history data for the NASDAQ OMX(R) ABA Community Bank Index(SM) prior to its dissemination date, June 8, 2009, is indicative and NASDAQ OMX(R) makes no guarantee of the accuracy of back-tested data.

Clean Edge(R) Fund Disclaimer

      The Fund is not sponsored, endorsed, sold or promoted by NASDAQ(R), Clean Edge(R) or their affiliates (NASDAQ(R) and Clean Edge(R), collectively with their affiliates, are referred to herein as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the NASDAQ(R) Clean Edge(R) Green Energy Index(SM) to track general stock market or sector performance. The Corporations' relationship to First Trust, with respect to the Fund, consists of: (i) the licensing of certain indexes, trade names, trademarks, and service marks and other proprietary data; (ii) the listing and trading of certain exchange-traded funds; and (iii) the calculating of intra-day portfolio values for the Fund's Shares. The Corporations neither recommend nor endorse any investment in the Index or the Fund based thereon. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund. Neither the Index nor the Fund should be construed as investment advice by the Corporations.

      THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX(SM) OR ANY DATA

INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

      NASDAQ(R) and Clean Edge(R) are not affiliates, but jointly own the Index and have cross-licensed to one another the rights in their respective marks in connection with the Index.

Biotech Fund Disclaimer

      The Index is a trademark of NYSE Euronext or its affiliates and is licensed for use by First Trust. The Fund is not sponsored or endorsed by NYSE Euronext. NYSE Euronext makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market. NYSE Euronext has no obligation to take the needs of the owners of the Fund into consideration in determining, composing or calculating the Index. NYSE Euronext is not responsible for and has not participated in any determination or calculation made with respect to the issuance or redemption of Shares of the Fund.

      NYSE EURONEXT DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NYSE EURONEXT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NYSE EURONEXT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE EURONEXT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

S&P REIT Fund Disclaimer

      The S&P United States REIT Index is a product of S&P Dow Jones Indices, LLC ("SPDJI"). Standard & Poor's(R) and S&P(R) are registered trademarks of Standard & Poor's Financial Services LLC, Dow Jones(R) is a trademark of Dow

Jones Trademark Holdings, LLC ("Dow Jones"). The foregoing marks have been licensed for use by SPDJI and sublicensed by First Trust Advisors L.P. The First Trust S&P REIT Index Fund is not sponsored, endorsed, sold or promoted by SPDJI or its affiliates, and SPDJI and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund.

      THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY SPDJI, DOW JONES AND/OR ITS AFFILIATES (COLLECTIVELY, "SPDJI"). SPDJI DOES NOT MAKE ANY REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S&P UNITED STATES REIT INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. SPDJI'S ONLY RELATIONSHIP TO FIRST TRUST ADVISORS L.P. ("FTA") IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES AND OF THE S&P UNITED STATES REIT INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY SPDJI WITHOUT REGARD TO FTA OR THE FUND. SPDJI HAS NO OBLIGATION TO TAKE THE NEEDS OF FTA OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P UNITED STATES REIT INDEX. SPDJI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE FUND OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND SHARES ARE TO BE CONVERTED INTO CASH. SPDJI HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE FUND.

Capital Strength ETF Disclaimer

      The Fund is not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. ("NASDAQ OMX") or its affiliates (NASDAQ OMX with its affiliates are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of The Capital Strength Index(TM) to track general stock market performance. The Corporations' only relationship to First Trust with respect to the Fund is in the licensing of The Capital Strength Index(TM), and certain trade names of the Corporations and the use of The Capital Strength Index(TM), which are determined, composed and calculated by NASDAQ OMX without regard to First Trust or the Fund. NASDAQ OMX has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating The Capital Strength Index(TM). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of Fund Shares to be issued or in the determination or calculation of the equation by which Fund Shares are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

      THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE CAPITAL STRENGTH INDEX(TM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CAPITAL STRENGTH INDEX(TM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CAPITAL STRENGTH INDEX(TM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

US IPO Fund Disclaimer

      The Fund is not sponsored, endorsed, sold or promoted by IPOX(R). IPOX(R) makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. IPOX(R)'s only relationship to First Trust is the licensing of certain trademarks and trade names of IPOX(R) and of the U.S. IPOX(R) 100 Index, which is determined, composed and calculated by IPOX(R) without regard to First Trust or the Fund.

      IPOX(R) IS A REGISTERED INTERNATIONAL TRADEMARK OF IPOX(R) SCHUSTER LLC AND IPOX(R) SCHUSTER, IPOX(R)-100 AND IPOX(R)-30 ARE TRADEMARKS AND SERVICE MARKS OF IPOX(R) SCHUSTER LLC (www.ipoxshuster.com) AND HAVE BEEN LICENSED FOR CERTAIN PURPOSES FROM IPOX(R) SCHUSTER LLC TO FIRST TRUST PURSUANT TO THE PRODUCT LICENSE AGREEMENT.

      A patent with respect to the IPOX(R) index methodology has been issued (U.S. Pat. No. 7,698,197). IPOX(R) is a registered international trademark of IPOX(R) Schuster LLC (www.ipoxschuster.com).

      Value Line(R) 100 Fund, Value Line(R) Dividend Fund and Value Line(R) Equity Allocation Fund Disclaimer

      VALUE LINE PUBLISHING LLC'S ("VLP") ONLY RELATIONSHIP TO FIRST TRUST IS VLP'S LICENSING TO FIRST TRUST OF CERTAIN VLP TRADEMARKS AND TRADE NAMES AND THE VALUE LINE(R) EQUITY ALLOCATION INDEX(TM), THE VALUE LINE(R) DIVIDEND INDEX(TM) AND VALUE LINE(R) 100 INDEX(TM) (THE "INDEXES"), WHICH ARE COMPOSED BY VLP WITHOUT REGARD TO FIRST TRUST, THE FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND, THE FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND AND THE FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (THE "PRODUCTS") OR ANY INVESTOR. VLP HAS NO OBLIGATION TO TAKE THE NEEDS OF FIRST TRUST OR ANY INVESTOR IN THE

PRODUCTS INTO CONSIDERATION IN COMPOSING THE INDEXES. THE PRODUCTS RESULTS MAY DIFFER FROM THE HYPOTHETICAL OR PUBLISHED RESULTS OF THE INDEXES. VLP IS NOT RESPONSIBLE FOR HOW FIRST TRUST MAKES USE OF INFORMATION SUPPLIED BY VLP. VLP IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND COMPOSITION OF THE PRODUCTS OR THE TIMING OF THE ISSUANCE FOR SALE OF THE PRODUCTS OR IN THE CALCULATION OF THE EQUATIONS BY WHICH THE PRODUCTS IS TO BE CONVERTED INTO CASH. VLP MAKES NO WARRANTY CONCERNING THE INDEXES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY PERSON'S INVESTMENT PORTFOLIO, OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLP MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE INDEX OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLP DOES NOT WARRANT THAT THE INDEX WILL MEET ANY REQUIREMENTS OR BE ACCURATE OR ERROR-FREE. VLP ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE INDEX OR PRODUCT. VLP HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLP BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE INDEXES OR THE PRODUCTS.

      VALUE LINE IS A REGISTERED TRADEMARK OF VALUE LINE, INC. OR VALUE LINE PUBLISHING LLC THAT IS LICENSED TO FIRST TRUST. THE PRODUCTS ARE NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VALUE LINE PUBLISHING LLC, VALUE LINE, INC., VALUE LINE SECURITIES, INC. OR ANY OF THEIR AFFILIATES. FIRST TRUST IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.

                                INVESTMENT RISKS

Overview

      An investment in a Fund should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the common stock market may worsen and the value of the equity securities and therefore the value of a Fund may decline. A Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with an equity investment. The past market and earnings performance of any of the equity securities included in a Fund is not predictive of their future performance. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. First Trust cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.

      Shareholders of common stocks of the type held by the Funds have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Funds will fluctuate over the life of the Funds and may be more or less than the price at which they were purchased by the Funds. The equity securities held in the Funds may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of a Fund's purchase and sale of the equity securities and other factors.

      Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

ADDITIONAL RISKS OF INVESTING IN THE FUNDS

Liquidity Risk

      Whether or not the equity securities in the Funds are listed on a securities exchange, the principal trading market for certain of the equity securities in certain of the Funds may be in the over-the-counter ("OTC") market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price at which the equity securities are held in the Funds will be adversely affected if trading markets for the equity securities are limited or absent.

Non-U.S. Securities Risk

      An investment in non-U.S. securities involves risks in addition to the usual risks inherent in domestic investments, including currency risk. The value of a non-U.S. security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Non-U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non-U.S. investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.

Depositary Receipts Risk

      A Fund may hold securities of certain non-U.S. companies in the form of Depositary Receipts. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued by a European bank or trust company evidencing ownership of securities issued by a foreign corporation. New York shares are typically issued by a company incorporated in the Netherlands and represent a direct interest in the company. Unlike traditional depositary receipts, New York share programs do not involve custody of the Dutch shares of the company. GDRs are receipts issued throughout the world that evidence a similar arrangement. ADRs, EDRs and GDRs may trade in foreign currencies that differ from the currency the underlying security for each ADR, EDR or GDR principally trades in. Global shares are the actual (ordinary) shares of a non-U.S. company which trade both in the home market and the United States. Generally, ADRs and New York shares, in registered form, are designed for use in the U.S. securities markets. EDRs, in registered form, are used to access European markets. GDRs, in registered form, are tradable both in the United States and in Europe and are designed for use throughout the world. Global shares are represented by the same share certificate in the United States and the home market. Separate registrars in the United States and the home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the U.S. registrar. Global shares may also be eligible to list on exchanges in addition to the United States and the home country. The Fund may hold unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Passive Foreign Investment Companies Risk.

      Certain Funds may invest in companies that are considered to be "passive foreign investment companies" ("PFICs"), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income. Therefore, such Funds could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is distributed to its shareholders in a timely manner. The Funds will not be able to pass through to their shareholders any credit or deduction for such taxes.

Real Estate Investment Trust ("REIT") Risk

      REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; the ability of the owners to provide adequate management, maintenance and insurance; the cost of complying with the Americans with Disabilities Act; increased competition from new properties; the impact of present or future environmental legislation and compliance with environmental laws; changes in real estate taxes and other operating expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Funds from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions however will not generally qualify for favorable treatment as qualified dividend income.

Small Capitalization Companies

      Certain of the equity securities in certain Funds may be small cap company stocks. While historically small cap company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. Small cap companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. Some of these companies may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel.

      The prices of small company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small cap companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a Fund which contains these equity securities to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. The securities of small companies are often traded OTC and may not be traded in the volumes typical of a national securities exchange.

Litigation

      At any time litigation may be instituted on a variety of grounds with respect to the common stocks held by the Funds. The Funds are unable to predict whether litigation that has been or will be instituted might have a material adverse effect on the Funds.

RISKS AND SPECIAL CONSIDERATIONS CONCERNING DERIVATIVES

      In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.

            (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Funds to losses. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio managers' ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio managers' judgment that the derivative transaction will provide value to a Fund and its shareholders and is consistent with a Fund's objective, investment limitations, and operating policies. In making such a judgment, the portfolio managers will analyze the benefits and risks of the derivative transactions and weigh them in the context of a Fund's overall investments and investment objective.

            (2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Funds will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Funds. The Funds will enter into transactions in derivative instruments only with counterparties that First Trust reasonably believes are capable of performing under the contract.

            (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position

      (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a Futures Contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

            (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Funds might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when they take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

            (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

            (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

                            MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

      The general supervision of the duties performed for the Funds under the investment management agreement is the responsibility of the Board of Trustees. There are five Trustees of the Trust, one of whom is an "interested person" (as the term is defined in the 1940 Act) and four of whom are Trustees who are not officers or employees of First Trust or any of its affiliates ("Independent Trustees"). The Trustees set broad policies for the Funds, choose the Trust's officers and hire the Trust's investment advisor. The officers of the Trust manage its day to day operations and are responsible to the Trust's Board of Trustees. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable. Each Trustee has been elected for an indefinite term. The officers of the Trust serve indefinite terms. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is deemed an "interested person" (as that term is defined in the 1940 Act) ("Interested Trustee") of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor to the Funds.


                                                                                                       NUMBER OF          OTHER
                                                                                                     PORTFOLIOS IN   TRUSTEESHIPS OR
                                                                                                    THE FIRST TRUST   DIRECTORSHIPS
                                                       TERM OF OFFICE AND                            FUND COMPLEX    HELD BY TRUSTEE
         NAME, ADDRESS           POSITION AND OFFICES  YEAR FIRST ELECTED   PRINCIPAL OCCUPATIONS     OVERSEEN BY     DURING PAST 5
       AND DATE OF BIRTH              WITH TRUST          OR APPOINTED       DURING PAST 5 YEARS        TRUSTEE           YEARS

Trustee who is an Interested
Person of the Trust
----------------------------
James A. Bowen(1)                Chairman of the       o Indefinite term  Chief Executive Officer   100 Portfolios  None
120 East Liberty Drive,          Board and Trustee                        (December 2010 to
  Suite 400                                                               Present), President
Wheaton, IL 60187                                      o 2003             (until December 2010),
D.O.B.: 09/55                                                             First Trust Advisors
                                                                          L.P. and First Trust
                                                                          Portfolios L.P.;
                                                                          Chairman of the Board of
                                                                          Directors, BondWave LLC
                                                                          (Software Development
                                                                          Company/Investment
                                                                          Advisor) and Stonebridge
                                                                          Advisors LLC (Investment
                                                                          Advisor)



                                                                                                       NUMBER OF          OTHER
                                                                                                     PORTFOLIOS IN   TRUSTEESHIPS OR
                                                                                                    THE FIRST TRUST   DIRECTORSHIPS
                                                       TERM OF OFFICE AND                            FUND COMPLEX    HELD BY TRUSTEE
         NAME, ADDRESS           POSITION AND OFFICES  YEAR FIRST ELECTED   PRINCIPAL OCCUPATIONS     OVERSEEN BY     DURING PAST 5
       AND DATE OF BIRTH              WITH TRUST          OR APPOINTED       DURING PAST 5 YEARS        TRUSTEE           YEARS

Independent Trustees
----------------------------
Richard E. Erickson              Trustee               o Indefinite term  Physician; President,     100 Portfolios  None
c/o First Trust Advisors L.P.                                             Wheaton Orthopedics;
120 East Liberty Drive,                                                   Co-owner and Co-Director
  Suite 400                                            o 2005             (January 1996 to May
Wheaton, IL 60187                                                         2007), Sports Med Center
D.O.B.: 04/51                                                             for Fitness; Limited
                                                                          Partner, Gundersen Real
                                                                          Estate Limited
                                                                          Partnership; Member,
                                                                          Sportsmed LLC

Thomas R. Kadlec                 Trustee               o Indefinite term  President (March 2010 to  100 Portfolios  Director of ADM
c/o First Trust Advisors L.P.                                             Present), Senior Vice                     Investor
120 East Liberty Drive,                                o 2005             President and Chief                       Services, Inc.
  Suite 400                                                               Financial Officer (May                    and ADM Investor
Wheaton, IL 60187                                                         2007 to March 2010),                      Services
D.O.B.: 11/57                                                             Vice President and Chief                  International
                                                                          Financial Officer (1990
                                                                          to May 2007), ADM
                                                                          Investor Services, Inc.
                                                                          (Futures Commission
                                                                          Merchant)

Robert F. Keith                  Trustee               o Indefinite term  President (2003 to        100 Portfolios  Director of
c/o First Trust Advisors L.P.                                             Present), Hibs                            Trust Company of
120 East Liberty Drive,                                o 2006             Enterprises (Financial                    Illinois
  Suite 400                                                               and Management
Wheaton, IL 60187                                                         Consulting)
D.O.B.: 11/56

Niel B. Nielson                  Trustee               o Indefinite term  President and Chief       100 Portfolios  Director of
c/o First Trust Advisors L.P.                                             Executive Officer (July                   Covenant
120 East Liberty Drive,                                o 2005             2012 to Present), Dew                     Transport Inc.
  Suite 400                                                               Learning LLC
Wheaton, IL 60187                                                         (Educational Products
D.O.B.: 03/54                                                             and Services); President
                                                                          (June 2002 to June
                                                                          2012), Covenant College
Officers of the Trust
----------------------------

Mark R. Bradley                  President and Chief   o Indefinite term  Chief Financial Officer,  N/A             N/A
120 East Liberty Drive,          Executive Officer                        Chief Operating Officer
  Suite 400                                                               (December 2010 to
Wheaton, IL 60187                                      o President and    Present), First Trust
D.O.B.: 11/57                                            Chief Executive  Advisors L.P. and First
                                                         Officer since    Trust Portfolios L.P.;
                                                         January 2012     Chief Financial Officer,
                                                                          BondWave LLC (Software
                                                                          Development
                                                                          Company/Investment
                                                                          Advisor) and Stonebridge
                                                                          Advisors LLC (Investment
                                                                          Advisor)




                                                                                                       NUMBER OF          OTHER
                                                                                                     PORTFOLIOS IN   TRUSTEESHIPS OR
                                                                                                    THE FIRST TRUST   DIRECTORSHIPS
                                                       TERM OF OFFICE AND                            FUND COMPLEX    HELD BY TRUSTEE
         NAME, ADDRESS           POSITION AND OFFICES  YEAR FIRST ELECTED   PRINCIPAL OCCUPATIONS     OVERSEEN BY     DURING PAST 5
       AND DATE OF BIRTH              WITH TRUST          OR APPOINTED       DURING PAST 5 YEARS        TRUSTEE           YEARS

James M. Dykas                   Treasurer, Chief      o Indefinite term  Controller (January 2011  N/A             N/A
120 East Liberty Drive,          Financial Officer                        to Present), Senior Vice
  Suite 400                      and Chief             o Treasurer,       President (April 2007 to
Wheaton, IL 60187                Accounting Officer      Chief Financial  Present), First Trust
D.O.B.: 01/66                                            Officer and      Advisors L.P. and First
                                                         Chief            Trust Portfolios L.P
                                                         Accounting
                                                         Officer since
                                                         January 2012

W. Scott Jardine                 Secretary and Chief   o Indefinite term  General Counsel, First    N/A             N/A
120 East Liberty Drive,          Legal Officer                            Trust Advisors L.P. and
  Suite 400                                            o 2005             First Trust Portfolios
Wheaton, IL 60187                                                         L.P.; Secretary,
D.O.B.: 05/60                                                             BondWave LLC (Software
                                                                          Development
                                                                          Company/Investment
                                                                          Advisor) and Stonebridge
                                                                          Advisors LLC (Investment
                                                                          Advisor)

Daniel J. Lindquist              Vice President        o Indefinite term  Managing Director (July   N/A             N/A
120 East Liberty Drive,                                                   2012 to Present), Senior
  Suite 400                                            o 2005             Vice President
Wheaton, IL 60187                                                         (September 2005 to July
D.O.B.: 02/70                                                             2012), First Trust
                                                                          Advisors L.P. and First
                                                                          Trust Portfolios L.P.

Kristi A. Maher                  Assistant Secretary   o Indefinite term  Deputy General Counsel,   N/A             N/A
120 East Liberty Drive,          and Chief                                First Trust Advisors
  Suite 400                      Compliance Officer    o Assistant        L.P. and First Trust
Wheaton, IL 60187                                        Secretary since  Portfolios L.P.
D.O.B.: 12/66                                            2005; Chief
                                                         Compliance
                                                         Officer since
                                                         January 2011

Roger F. Testin                  Vice President        o Indefinite term  Senior Vice President,    N/A             N/A
120 East Liberty Drive,                                                   First Trust Advisors
  Suite 400                                            o 2005             L.P. and First Trust
Wheaton, IL 60187                                                         Portfolios L.P.
D.O.B.: 06/66

Stan Ueland                      Vice President        o Indefinite term  Senior Vice President     N/A             N/A
120 East Liberty Drive,                                                   (September 2012 to
  Suite 400                                            o 2006             Present), Vice President
Wheaton, IL 60187                                                         (August 2005 to
D.O.B.: 11/70                                                             September 2012), First
                                                                          Trust Advisors L.P. and
                                                                          First Trust Portfolios
                                                                          L.P;

--------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor of the Funds.

UNITARY BOARD LEADERSHIP STRUCTURE

      Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a "unitary" board leadership structure. Each Trustee currently serves as a trustee of First Trust Series Fund, First Trust Variable Insurance Trust and First Defined Portfolio Fund, LLC, open-end funds with twelve portfolios advised by First Trust; First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund and First Trust MLP and Energy Income Fund, closed-end funds advised by First Trust; and the Trust, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange Traded Fund VI, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, exchange-traded funds with 75 portfolios advised by First Trust (each a "First Trust Fund" and collectively, the "First Trust Funds" or the "First Trust Fund Complex"). None of the Trustees who are not "interested persons" of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios L.P. ("FTP") or their affiliates. In addition, the officers of the Trust (other than Stan Ueland and Roger Testin) hold the same positions with the other funds in the First Trust Fund Complex as they hold with the Trust. Mr. Ueland, Vice President of the Trust, serves in the same position for all of the funds in the First Trust Fund Complex with the exception of First Defined Portfolio Fund, LLC, First Trust Series Fund, First Trust Variable Insurance Trust and the closed-end funds. Mr. Testin, Vice President of the Trust, serves in the same position for all funds in the First Trust Fund Complex with the exception of the closed-end funds.

      The management of the Funds, including general supervision of the duties performed for the Funds under the investment management agreement between the Trust, on behalf of the Funds, and the Advisor, is the responsibility of the Board of Trustees. The Trustees of the Trust set broad policies for the Funds, choose the Trust's officers, and hire the Funds' investment advisor and other service providers. The officers of the Trust manage the day-to-day operations and are responsible to the Trust's Board. The Trust's Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee, James
A. Bowen, serves as the Chairman of each Board for each First Trust Fund in the First Trust Fund Complex.

      The same five persons serve as Trustees on the Trust's Board and on the Boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the First Trust

Funds, including among the Funds, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possesses the appropriate skills, diversity, independence and experience to oversee the Funds' business.

      Annually, the Board reviews its governance structure and the committee structures, their performance and functions and reviews any processes that would enhance Board governance over the Funds' business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.

      In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Funds' service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and currently serves a two-year term or until his successor is selected. Commencing January 1, 2014, the Lead Independent Trustee will serve a three-year term.

      The Board has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Funds' activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Executive Committee). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

      The three committee Chairmen and the Lead Independent Trustee currently rotate every two years in serving as Chairman of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. Commencing January 1, 2014, the three committee Chairmen and the Lead Independent Trustee will rotate every three years. The Lead Independent Trustee also serves on the Executive Committee with the Interested Trustee.

      The four standing committees of the Board are: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Trust's Declaration of Trust and By-Laws. Such Committee is also responsible for the declaration and setting of dividends. Mr. Keith and Mr. Bowen are members of the Executive Committee. During the last fiscal year, the Executive Committee held no meetings.

      The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Trust's Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Board of Trustees adopted a mandatory retirement age of 72 for Trustees, beyond which age Trustees are ineligible to serve. The Committee will not consider new trustee candidates who are 72 years of age or older. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Trust. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the applicable Fund shall mail such recommendation to W. Scott Jardine, Secretary, at the Trust's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and the counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. During the last fiscal year, the Nominating and Governance Committee held four meetings.

      The Valuation Committee is responsible for the oversight of the pricing procedures of each Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. During the last fiscal year, the Valuation Committee held four meetings.

      The Audit Committee is responsible for overseeing each Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit Committee. During the last fiscal year, the Audit Committee held seven meetings.

RISK OVERSIGHT

      As part of the general oversight of the Funds, the Board is involved in the risk oversight of the Funds. The Board has adopted and periodically reviews policies and procedures designed to address each Fund's risks. Oversight of investment and compliance risk, including oversight of any sub-advisors, is performed primarily at the Board level in conjunction with the Advisor's investment oversight group and the Trust's Chief Compliance Officer ("CCO"). Oversight of other risks also occurs at the committee level. The Advisor's investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Funds' and the service providers' compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Funds' and the service providers' compliance program. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor each Fund's major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including each Fund's risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Funds. The Valuation Committee monitors valuation risk and compliance with the Funds' Valuation Procedures and oversees the pricing services and actions by the Advisor's Pricing Committee with respect to the valuation of portfolio securities.

      Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Advisor or other service providers. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve a Fund's goals. As a result of the foregoing and other factors, the Funds' ability to manage risk is subject to substantial limitations.

BOARD DIVERSIFICATION AND TRUSTEE QUALIFICATIONS

      As described above, the Nominating and Governance Committee of each Board oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from the Advisor, sub-advisors, underwriters or other service providers, including any affiliates of these entities.

      Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a trustee.

      Richard E. Erickson, M.D., is an orthopedic surgeon and President of Wheaton Orthopedics. He also has been a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception. Dr. Erickson has also served as the Lead Independent Trustee (2008 - 2009), Chairman of the Nominating and Governance Committee (2003 - 2007) and Chairman of the Valuation Committee (June 2006 - 2007 and 2010 - 2011) of the First Trust Funds. He currently serves as Chairman of the Audit Committee (since January 1, 2012) of the First Trust Funds.

      Thomas R. Kadlec is President of ADM Investor Services Inc. ("ADMIS"), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company ("ADM"). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and is a member of ADM's Integrated Risk Committee, which is tasked with the duty of implementing and communicating enterprise-wide risk management. Mr. Kadlec has served as a Trustee of each First Trust Fund, except First Defined Portfolio Fund, LLC, since its inception. He has served as a Trustee of First Defined Portfolio Fund, LLC since 2004. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007. He also served as Chairman of the Valuation Committee (2008 - 2009), Chairman of the Audit Committee (2010 - 2011) and he currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2012) of the First Trust Funds.

      Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas, five years as President and COO of ServiceMaster Management Services and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster's expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008 - 2009) and Chairman of the Nominating and Governance Committee (2010 - 2011) of the First Trust Funds. He currently serves as Lead Independent Trustee and on the Executive Committee (since January 1, 2012) of the First Trust Funds.

      Niel B. Nielson, Ph.D., has served as President and Chief Executive Officer of Dew Learning LLC (a global provider of digital and on-line educational products and services) since 2012. Mr. Nielson formerly served as President of Covenant College (2002 - 2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 - 1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company, and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. ("CRT"). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception. Mr. Nielson has also served as the Chairman of the Audit Committee (2003 - 2006), Chairman of the Nominating and Governance Committee (2008 - 2009) and Lead Independent Trustee (2010 - 2011) and currently serves as Chairman of the Valuation Committee (since January 1, 2012) of the First Trust Funds.

      James A. Bowen is Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 26 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999.

      Each Independent Trustee is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are also reimbursed by the investment companies in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings.

      The following table sets forth the compensation (including reimbursement for travel and out-of-pocket expenses) paid by the Funds and the First Trust Fund Complex to each of the Independent Trustees for the fiscal year and the calendar year ended December 31, 2012, respectively. The Trust has no retirement or pension plans. The officers and Trustee who is an "interested person" as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by First Trust.


                           TOTAL COMPENSATION        TOTAL COMPENSATION FROM
 NAME OF TRUSTEE           FROM THE FUNDS(1)     THE FIRST TRUST FUND COMPLEX(2)
 Richard E. Erickson            $55,917                     $276,500
 Thomas R. Kadlec               $54,513                     $271,500
 Robert F. Keith                $57,321                     $282,250
 Niel B. Nielson                $54,513                     $275,249
--------------------


(1) The compensation paid by the Funds to the Independent Trustees for the fiscal year ended December 31, 2012 for services to the Funds.

(2) The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2012 for services to the twelve portfolios of First Defined Portfolio Fund, LLC, First Trust Series Fund and First Trust Variable Insurance Trust, open-end funds, 13 closed-end funds and 73 series of the Trust, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, all advised by First Trust.


      The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Funds as of December 31, 2012:


DOLLAR RANGE OF EQUITY SECURITIES IN A FUND
                          Capital                           Dividend      Clean Edge(R)                    Value Line(R)
                        Strength ETF    ISE Water Fund    Leaders Fund        Fund         US IPO Fund       100 Fund

Interested Trustee
James A. Bowen               N/A              N/A             N/A              N/A             N/A              N/A

Independent Trustees
Richard E. Erickson    $10,001-$50,000  $10,001-$50,000    $1-$10,000      $1-$10,000          N/A        $10,001-$50,000

Thomas R. Kadlec             N/A              N/A             N/A              N/A             N/A        $10,001-$50,000

Robert F. Keith              N/A              N/A             N/A              N/A             N/A        $10,001-$50,000

Niel B. Nielson          $1-$10,000           N/A          $1-$10,000          N/A         $1-$10,000       $1-$10,000

-------------------------------------------------------------------------------------------------------------------------

                                        Value Line(R)
                                            Equity
                        Value Line(R)     Allocation                       ISE Chindia
                        Dividend Fund        Fund         MicroCap Fund       Fund

Interested Trustee
James A. Bowen               N/A             N/A              N/A              N/A

Independent Trustees
Richard E. Erickson    $10,001-$50,000       N/A              N/A              N/A

Thomas R. Kadlec       $10,001-$50,000       N/A              N/A              N/A

Robert F. Keith              N/A             N/A         $10,001-$50,000       N/A

Niel B. Nielson          $1-$10,000       $1-$10,000          N/A          $1-$10,000


      The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Funds and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2012:

         AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
          INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN THE FIRST TRUST

                                                   FUND COMPLEX
 Interested Trustee
 James A. Bowen                                 $10,001 - $50,000
 Independent Trustees
 Richard E. Erickson                              Over $100,000
 Thomas R. Kadlec                                 Over $100,000
 Robert F. Keith                                  Over $100,000
 Niel B. Nielson                                  Over $100,000

      As of December 31, 2012, the Independent Trustees of the Trust and immediate family members did not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Funds or any person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds.

      As of April 1, 2013, the officers and Trustees, in the aggregate, owned less than 1% of the Shares of each Fund.

      The table set forth as Appendix A shows the percentage ownership of each shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) who, as of March 31, 2013, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of the Shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A party that controls a Fund may be able to significantly influence the outcome of any item presented to shareholders for approval.

      Information as to beneficial ownership is based on the securities position listing reports as of March 31, 2013. The Funds do not have any knowledge of who the ultimate beneficiaries are of the Shares.

      Investment Advisor. First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Funds. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities to the Funds subject to the policies of the Board of Trustees.

      First Trust provides investment tools and portfolios for advisors and investors. First Trust is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline are deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

      First Trust acts as investment advisor for and manages the investment and reinvestment of the assets of the Funds. First Trust also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

      Pursuant to an investment management agreement between First Trust and the Trust (the "Investment Management Agreement"), each Fund has agreed to pay an annual management fee in the amounts set forth below.


FUND                                        ANNUAL MANAGEMENT FEE
Tail Hedge Fund                             0.60% of average daily net assets
Internet Index Fund                         0.40% of average daily net assets
MicroCap Fund                               0.50% of average daily net assets
ISE Chindia Fund                            0.40% of average daily net assets
ISE Gas Fund                                0.40% of average daily net assets
ISE Water Fund                              0.40% of average daily net assets
Dividend Leaders Fund                       0.30% of average daily net assets
Equal Weighted Fund                         0.40% of average daily net assets
Ex-Technology Fund                          0.40% of average daily net assets
Technology Fund                             0.40% of average daily net assets
Community Bank Fund                         0.40% of average daily net assets
Clean Edge(R) Fund                          0.40% of average daily net assets
Biotech Fund                                0.40% of average daily net assets
S&P REIT Fund                               0.30% of average daily net assets
Capital Strength ETF                        0.50% of average daily net assets
US IPO Fund                                 0.40% of average daily net assets
Value Line(R) 100 Fund                      0.50% of average daily net assets
Value Line(R) Dividend Fund                 0.50% of average daily net assets
Value Line(R) Equity Allocation Fund        0.50% of average daily net assets

      Each Fund, except for the Tail Hedge Fund, is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, sublicensing fees, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses that are both unusual in nature and infrequent in their occurrence. Until each Fund's Expense Cap Termination Date set forth below, First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding the Annual Expense Cap amounts set forth below. Expenses borne and fees waived by First Trust are subject to reimbursement by a Fund up to three years from the date the fee was waived or the expense was borne, but no reimbursement payment will be made by a Fund at any time if it would result in a Fund's expenses exceeding its Expense Cap in place at the time the fee was waived or the expense was borne by First Trust.


FUND                                    ANNUAL EXPENSE CAP                   EXPENSE CAP TERMINATION DATE
Tail Hedge Fund                         N/A                                         N/A
Internet Fund                           0.60% of average daily net assets           April 30, 2014
MicroCap Fund                           0.60% of average daily net assets           April 30, 2014
ISE Chindia Fund                        0.60% of average daily net assets           April 30, 2014
ISE Gas Fund                            0.60% of average daily net assets           April 30, 2014
ISE Water Fund                          0.60% of average daily net assets           April 30, 2014
Dividend Leaders Fund                   0.45% of average daily net assets           April 30, 2014
Equal Weighted Fund                     0.60% of average daily net assets           April 30, 2014
Ex-Technology Fund                      0.60% of average daily net assets           April 30, 2014
Technology Fund                         0.60% of average daily net assets           April 30, 2014
Community Bank Fund                     0.60% of average daily net assets           April 30, 2014
Clean Edge(R) Fund                      0.60% of average daily net assets           April 30, 2014
Biotech Fund                            0.60% of average daily net assets           April 30, 2014
S&P REIT Fund                           0.50% of average daily net assets           April 30, 2014
Capital Strength ETF                    0.65% of average daily net assets           April 30, 2014
US IPO Fund                             0.60% of average daily net assets           April 30, 2014
Value Line(R) 100 Fund                  0.70% of average daily net assets           April 30, 2014
Value Line(R) Dividend Fund             0.70% of average daily net assets           April 30, 2014
Value Line(R) Equity Allocation Fund    0.70% of average daily net assets           April 30, 2014

      The following table sets forth the management fees (net of fee waivers and expense reimbursements, where applicable) paid by each Fund, except the Tail Hedge Fund, and the fees waived and expenses reimbursed by First Trust for the specified periods.

                                 AMOUNT OF MANAGEMENT FEES
                              (NET OF FEE WAIVERS AND EXPENSE         AMOUNT OF FEES WAIVED AND EXPENSES REIMBURSED
                              REIMBURSEMENTS BY FIRST TRUST)                          BY FIRST TRUST
                         --------------------------------------       ---------------------------------------------

                         (FOR THE       (FOR THE      (FOR THE            (FOR THE       (FOR THE      (FOR THE
                          PERIOD         PERIOD        PERIOD              PERIOD         PERIOD        PERIOD
                           ENDED         ENDED          ENDED              ENDED          ENDED          ENDED
        FUND             12/31/10)     12/31/11)      12/31/12)          12/31/10)      12/31/11)      12/31/12)
Internet Fund            $862,015      $2,482,993    $1,960,241           $139,852          $0            $0

MicroCap Fund            $138,076       $440,181      $169,262            $127,967       $117,235       $79,603

ISE Chindia Fund         $496,441       $475,043      $206,662            $83,567        $76,490        $97,245

ISE Gas Fund            $1,434,473     $1,849,355    $1,470,150           $212,049       $139,394      $100,098

ISE Water Fund           $130,235       $218,046      $243,344            $39,351        $25,829        $19,978

Dividend Leaders Fund     $59,731       $418,946     $1,344,991           $147,279       $226,674      $322,632

Equal Weighted Fund      $137,905       $273,957      $274,621            $79,793        $65,568        $66,409

                                      -47-

                                 AMOUNT OF MANAGEMENT FEES
                              (NET OF FEE WAIVERS AND EXPENSE         AMOUNT OF FEES WAIVED AND EXPENSES REIMBURSED
                              REIMBURSEMENTS BY FIRST TRUST)                          BY FIRST TRUST
                         --------------------------------------       ---------------------------------------------

                         (FOR THE       (FOR THE      (FOR THE            (FOR THE       (FOR THE      (FOR THE
                          PERIOD         PERIOD        PERIOD              PERIOD         PERIOD        PERIOD
                           ENDED         ENDED          ENDED              ENDED          ENDED          ENDED
        FUND             12/31/10)     12/31/11)      12/31/12)          12/31/10)      12/31/11)      12/31/12)
Ex-Technology Fund        $10,204       $61,487        $88,179            $57,769        $50,938        $58,392

Technology Fund          $660,733      $1,455,442     $496,828            $206,140       $114,729       $71,070

Community Bank Fund         $0           $4,586          $0               $44,800        $45,663        $46,863

Clean Edge(R) Fund        $81,467       $72,075        $3,928             $66,287        $54,545        $63,185

Biotech Fund             $500,224      $1,217,147     $924,329            $95,610        $43,660        $32,040

S&P REIT Fund             $59,025       $401,557     $1,183,976           $99,014        $130,777       $4,444

Capital Strength ETF     $120,329       $121,621      $103,140            $83,712        $61,430        $59,498

US IPO Fund                 $0             $0            $0               $83,357        $73,773        $76,150

Value Line(R) 100 Fund   $203,466       $313,659      $175,074            $107,626       $99,646        $88,774

Value Line(R)            $616,889      $1,142,685    $1,958,506           $228,962       $249,861      $350,127
Dividend Fund

Value Line(R) Equity        $0             $0            $0               $50,388        $47,073        $59,245
Allocation Fund

      For the Tail Hedge Fund, pursuant to the applicable Investment Management Agreement between First Trust and the Trust, First Trust will manage the investment of the Fund's assets and will be responsible for managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services, and for paying all expenses of the Fund, excluding the fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. For the fiscal period from August 29, 2012 (inception) through December 31, 2012, the Fund paid unitary management fees of $4,667 for the services provided and expenses described above.

      Under the Investment Management Agreement, First Trust shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of First Trust in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement continues until two years after Shareholder approval (which corresponds to the Expense Cap Termination Dates listed above) and thereafter only if approved annually by the Board of Trustees, including a majority of the Independent Trustees. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Funds by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of a Fund's outstanding voting securities on 60 days' written notice to First Trust, or by First Trust on 60 days' written notice to the Funds.

      Investment Committee. The Investment Committee of First Trust is primarily responsible for the day-to-day management of the Funds. For all of the Funds, except the Tail Hedge Fund, there are currently five members of the Investment Committee, as follows:

                               POSITION WITH              LENGTH OF SERVICE       PRINCIPAL OCCUPATION
NAME                           FIRST TRUST                WITH FIRST TRUST        DURING PAST FIVE YEARS
Daniel J. Lindquist            Chairman of the            Since 2004              Managing Director (July 2012
                               Investment Committee and                           to Present), Senior Vice
                               Managing Director                                  President (September 2005 to
                                                                                  July 2012), First Trust
                                                                                  Advisors L.P. and First Trust
                                                                                  Portfolios L.P.

Jon C. Erickson                Senior Vice President      Since 1994              Senior Vice President, First
                                                                                  Trust Advisors L.P.  and First
                                                                                  Trust Portfolios L.P.

David G. McGarel               Chief Investment Officer   Since 1997              Chief Investment Officer (June
                               and Managing Director                              2012, to present), Managing
                                                                                  Director (July 2012 to
                                                                                  Present); Senior Vice
                                                                                  President (January 2004 to
                                                                                  July 2012), First Trust
                                                                                  Advisors L.P.  and First Trust
                                                                                  Portfolios L.P.

Roger F. Testin                Senior Vice President      Since 2001              Senior Vice President, First
                                                                                  Trust Advisors L.P.  and First
                                                                                  Trust Portfolios L.P.

Stan Ueland                    Senior Vice President      Since 2005              Senior Vice President
                                                                                  (September 2012 to Present),
                                                                                  Vice President (August 2005 to
                                                                                  September 2012), First Trust
                                                                                  Advisors L.P. and First Trust
                                                                                  Portfolios L.P.

      For the Tail Hedge Fund, the Investment Committee consists of the five members listed above as well as the following two members:

John Gambla                    Senior Portfolio Manager   Since 2011              Senior Portfolio Manager (July
                                                                                  2011 to Present), First Trust
                                                                                  Advisors L.P. and First Trust
                                                                                  Portfolios L.P.; Co-Chief
                                                                                  Investment Officer (June 2010
                                                                                  to February 2011) and Managing
                                                                                  Director (September 2007 to
                                                                                  February 2011), Nuveen
                                                                                  HydePark Group LLC

Rob A. Guttschow               Senior Portfolio Manager   Since 2011              Senior Portfolio Manager (July
                                                                                  2011 to Present), First Trust
                                                                                  Advisors L.P. and First Trust
                                                                                  Portfolios L.P.; Co-Chief
                                                                                  Investment Officer (June 2010
                                                                                  to February 2011) and Managing
                                                                                  Director (September 2007 to
                                                                                  February 2011), Nuveen
                                                                                  HydePark Group LLC

      Daniel J. Lindquist: Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is also responsible for overseeing the implementation of the Funds' investment strategies.

      David G. McGarel: As First Trust's Chief Investment Officer, Mr. McGarel consults with the Investment Committee on market conditions and First Trust's general investment philosophy.

      Jon C. Erickson: As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

      Roger F. Testin: As head of First Trust's Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in a Fund's portfolio.

      Stan Ueland: Mr. Ueland executes the investment strategies of each of the Funds.

      John Gambla: As a Senior Portfolio Manager at First Trust, Mr. Gambla is responsible for the day-to-day implementation of the Tail Hedge Fund's portfolio management decisions.

      Rob A. Guttschow: As a Senior Portfolio Manager at First Trust, Mr. Guttschow is responsible for the day-to-day implementation of the Tail Hedge Fund's portfolio management decisions.

      The following table sets forth the dollar range of equity securities beneficially owned by the members of the investment committee in the Funds as of December 31, 2012:

                             Dollar Range of Equity Securities in a Fund

Daniel J. Lindquist                $1-$10,000 of the Biotech Fund,
                                  $1-$10,000 of the US IPO Fund and
                                   $1-$10,000 of the S&P REIT Fund

Jon C. Erickson                                 None

David G. McGarel         $50,001-$100,000 of the Value Line(R) Dividend Fund

Roger F. Testin             $1-$10,000 of the Value Line(R) 100 Fund and
                            $1-$10,000 of the Value Line(R) Dividend Fund

Stan Ueland                        $1-$10,000 of the Biotech Fund,
                              $10,001-$50,000 of the Internet Fund and
                            $1-$10,000 of the Value Line(R) Dividend Fund

John Gambla                                     None

Rob A. Guttschow                                None

      Compensation. The compensation structure for each member of the Investment Committee is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust. Salaries are determined by management and are based upon an individual's position and overall value to the firm. Bonuses are also determined by management and are based upon an individual's overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for members of the Investment Committee are not based upon criteria such as performance of the Funds or the value of assets included in the Funds' portfolios. In addition, Mr. Erickson, Mr. Lindquist, Mr. McGarel and Mr. Ueland also have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership-related distributions.

      The Investment Committee manages the investment vehicles (other than the Funds) with the number of accounts and assets, as of the fiscal year ended December 31, 2012, set forth in the table below:

                    ACCOUNTS MANAGED BY INVESTMENT COMMITTEE


                                       REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                                             COMPANIES                 VEHICLES
                                        NUMBER OF ACCOUNTS        NUMBER OF ACCOUNTS       OTHER ACCOUNTS NUMBER OF
INVESTMENT COMMITTEE MEMBER                 ($ ASSETS)                ($ ASSETS)              ACCOUNTS ($ ASSETS)

Roger F. Testin                        67 ($14,307,547,035)        8 ($143,909,075)          2,666 ($739,370,566)


Jon C. Erickson                        67 ($14,307,547,035)        8 ($143,909,075)          2,666 ($739,370,566)


David G. McGarel                       67 ($14,307,547,035)        8 ($143,909,075)          2,666 ($739,370,566)


Daniel J. Lindquist                    67 ($14,307,547,035)               N/A                2,666 ($739,370,566)


Stan Ueland                             54 ($4,998,546,234)               N/A                         N/A


John Gambla                                     N/A                       N/A                         N/A


Rob A. Guttschow                                N/A                       N/A                         N/A

      None of the accounts managed by the Investment Committee pay an advisory fee that is based upon the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the Investment Committee's management of the Funds' investments and the investments of the other accounts managed by the Investment Committee. However, because the investment strategy of the Funds and the investment strategies of many of the other accounts managed by the Investment Committee are based on fairly mechanical investment processes, the Investment Committee may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Funds and other accounts managed by the Investment Committee generally result in the clients investing in readily available securities, First Trust believes that there should not be material conflicts in the allocation of investment opportunities between the Funds and other accounts managed by the Investment Committee.

                             BROKERAGE ALLOCATIONS

      First Trust is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of First Trust to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to First Trust and its clients. The best price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund's Futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, First Trust considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker/dealers who have assisted investors in the purchase of Shares.

      Section 28(e) of the 1934 Act, permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Such brokerage and research services are often referred to as "soft dollars." First Trust has advised the Board of Trustees that it does not currently intend to use soft dollars.

      Notwithstanding the foregoing, in selecting brokers, First Trust may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if First Trust determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to First Trust or the Trust. In addition, First Trust must determine that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Investment Management Agreement provides that such higher commissions will not be paid by the Funds unless the Advisor determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Funds to First Trust under the Investment Management Agreement would not be reduced as a result of receipt by First Trust of research services.

      First Trust places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Funds effect their securities transactions may be used by First Trust in servicing all of its accounts; not all of such services may be used by First Trust in connection with the Funds. First Trust believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, First Trust believes such costs to the

Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. First Trust seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Funds and other advisory accounts, the main factors considered by First Trust are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

BROKERAGE COMMISSIONS

      The following table sets forth the aggregate amount of brokerage commissions paid by each Fund for the specified periods.


                                                   AGGREGATE AMOUNT OF BROKERAGE COMMISSIONS
                                 ----------------------------------------------------------------------------

                                 (FOR THE PERIOD ENDED     (FOR THE PERIOD ENDED       (FOR THE PERIOD ENDED
FUND                              DECEMBER 31, 2010)         DECEMBER 31, 2011)          DECEMBER 31, 2012)
Tail Hedge Fund                             N/A                        N/A                      $1,638

Internet Fund                           $64,106                   $103,003                    $131,347

MicroCap Fund                          $113,593                   $134,071                     $66,495

ISE Chindia Fund                        $46,604                    $40,518                     $30,832

ISE Gas Fund                           $517,502                   $162,159                    $228,213

ISE Water Fund                          $27,270                    $25,958                     $29,464

Dividend Leaders Fund                   $14,372                    $31,872                     $97,163

Equal Weighted Fund                      $9,339                    $18,431                     $20,665

Ex-Technology Fund                       $2,059                     $8,346                     $10,000

Technology Fund                         $47,751                    $60,522                     $30,325

Community Bank Fund                      $8,817                     $5,452                      $2,227

Clean Edge(R) Fund                      $18,180                    $16,693                     $13,960

Biotech Fund                            $85,476                   $170,825                    $127,391

S&P REIT Fund                           $10,136                    $20,226                     $22,051

Capital Strength ETF                    $84,600                    $27,379                     $16,214

US IPO Fund                              $4,096                     $6,562                      $7,100

Value Line(R) 100 Fund                 $155,215                   $169,912                    $122,765

Value Line(R) Dividend Fund             $51,599                    $76,561                    $128,949


                                                   AGGREGATE AMOUNT OF BROKERAGE COMMISSIONS
                                 ----------------------------------------------------------------------------

                                 (FOR THE PERIOD ENDED     (FOR THE PERIOD ENDED       (FOR THE PERIOD ENDED
FUND                              DECEMBER 31, 2010)         DECEMBER 31, 2011)          DECEMBER 31, 2012)

Value Line(R) Equity Allocation         $26,167                     $8,672                      $8,279
Fund

      The Dividend Leaders Fund and Value Line(R) Dividend Fund experienced a significant increase in the amount of brokerage commissions paid for the fiscal year ended December 31, 2012, due to increases in the net assets of those funds. The ISE Gas Fund experienced a significant increase in the amount of brokerage commissions paid for the fiscal year ended December 31, 2012, due to the variability of quarterly rebalances within the Fund and the associated commissions. The MicroCap Fund and Technology Fund experienced a significant decrease in the amount of brokerage commissions paid for the fiscal year ended December 31, 2012, due to decreases in the net assets of those funds.

      During the last fiscal year, the Capital Strength ETF and Tail Hedge Fund acquired securities of Citigroup Inc., Goldman Sachs Group, Inc., JP Morgan Chase & Co. and Morgan Stanley Smith Barney LLC, each a regular broker or dealer of the Funds as defined in Rule 10b-1 under the 1940 Act. As of December 31, 2012, the Capital Strength ETF's investment in Citigroup Inc., Goldman Sachs Group, Inc., JP Morgan Chase & Co. and Morgan Stanley Smith Barney LLC represented 2.05%, 2.01%, 2.04% and 2.09% of the Fund's net assets, respectively. As of December 31, 2012, the Tail Hedge Fund's investment in Citigroup Inc., Goldman Sachs Group, Inc., JP Morgan Chase & Co. and Morgan Stanley Smith Barney LLC represented 0.89%, 0.44%, 1.29% and 0.20% of the Fund's net assets, respectively.

      Administrator. The Bank of New York Mellon Corporation ("BNYM") serves as Administrator for the Funds. Its principal address is 101 Barclay Street, New York, New York 10286.

      BNYM serves as Administrator for the Trust pursuant to a Fund Administration and Accounting Agreement. Under such agreement, BNYM is obligated on a continuous basis, to provide such administrative services as the Board of Trustees reasonably deems necessary for the proper administration of the Trust and the Funds. BNYM will generally assist in all aspects of the Trust's and the Funds' operations; supply and maintain office facilities (which may be in BNYM's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; and provide monitoring reports and assistance regarding compliance with federal and state securities laws.

      Pursuant to the Fund Administration and Accounting Agreement, the Trust on behalf of the Funds has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

      Pursuant to the Fund Administration and Accounting Agreement between BNYM and the Trust, the Funds have agreed to pay such compensation as is mutually agreed from time to time and such out-of-pocket expenses as incurred by BNYM in the performance of its duties. This fee is subject to reduction for assets over $1 billion. The following table sets forth the amounts paid by each Fund to BNYM under the Fund Administration and Accounting Agreement.


                                   FOR THE PERIOD ENDED        FOR THE PERIOD ENDED       FOR THE PERIOD ENDED
FUND                                DECEMBER 31, 2010           DECEMBER 31, 2011          DECEMBER 31, 2012
Tail Hedge Fund                               N/A                         N/A                         $0
Internet Fund                            $127,175                    $311,973                   $247,055
MicroCap Fund                             $31,689                     $59,102                    $29,825
ISE Chindia Fund                          $74,577                    $112,860                    $97,438
ISE Gas Fund                             $209,224                    $250,080                   $198,544
ISE Water Fund                            $23,080                     $32,040                    $34,767
Dividend Leaders Fund                     $37,302                    $109,854                   $280,808
Equal Weighted Fund                       $30,037                     $45,255                    $50,563
Ex-Technology Fund                        $10,766                     $15,863                    $23,600
Technology Fund                          $110,254                    $205,901                    $73,045
Community Bank Fund                        $6,859                      $8,506                     $8,072
Clean Edge(R) Fund                        $20,575                     $21,057                    $19,495
Biotech Fund                              $76,122                    $158,969                   $121,209
S&P REIT Fund                             $29,207                     $91,083                   $200,824
Capital Strength ETF                      $22,404                     $20,000                    $18,322
US IPO Fund                                $8,618                     $11,160                    $11,800
Value Line(R) 100 Fund                    $33,934                     $43,726                    $30,284
Value Line(R) Dividend Fund               $88,215                    $142,237                   $234,352
Value Line(R) Equity                       $7,479                      $6,217                     $5,779
   Allocation Fund


         CUSTODIAN, DISTRIBUTOR, TRANSFER AGENT, FUND ACCOUNTING AGENT,
                         INDEX PROVIDERS AND EXCHANGES

      Custodian, Transfer Agent and Accounting Agent. BNYM, as custodian for the Funds pursuant to a Custody Agreement, holds each Fund's assets which may be held through U.S. and non-U.S. sub-custodians and depositories. BNYM also serves as transfer agent of the Funds pursuant to a Transfer Agency and Service Agreement. As the Funds' accounting agent, BNYM calculates the net asset value of Shares and calculates net income and realized capital gains or losses. BNYM may be reimbursed by the Funds for its out-of-pocket expenses.

      Distributor. First Trust Portfolios L.P. is the distributor ("FTP" or the "Distributor") and principal underwriter of the Shares of the Funds. The

Distributor is an affiliate of First Trust. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the Prospectus under the heading "Creation and Redemption of Creation Units."

      The Advisor may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of Shares. The Advisor's available resources to make these payments may include profits from advisory fees received from the Funds. The services the Advisor may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.

      For the fiscal years ended December 31, 2010, 2011 and 2012, there were no underwriting commissions with respect to the sale of Fund Shares and First Trust Portfolios did not receive compensation on redemptions for the Funds for that period.

      12b-1 Plan. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the Funds may reimburse the Distributor up to a maximum annual rate of 0.25% of their average daily net assets.

      Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no "interested person" of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.

      No fee is currently paid by a Fund under the Plan and pursuant to a contractual agreement, the Funds will not pay 12b-1 fees any time before April 30, 2014.

       Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority ("FINRA").

      The Distribution Agreement provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days' written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

      The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository for Fund Shares" below).

      Index Providers. The respective Indices that each respective Fund seeks to track are compiled by the Index Providers as set forth below.

FUND                                      INDEX PROVIDER
Tail Hedge Fund                           Chicago Board Options Exchange,
                                              Incorporated
Internet Index Fund                       CME Group Index Services LLC
MicroCap Fund                             CME Group Index Services LLC
ISE Chindia Fund                          International Securities Exchange, LLC
ISE Gas Fund                              International Securities Exchange, LLC
ISE Water Fund                            International Securities Exchange, LLC
Dividend Leaders Fund                     Morningstar, Inc.
Equal Weighted Fund                       The NASDAQ OMX Group, Inc.
Ex-Technology Fund                        The NASDAQ OMX Group, Inc.
Technology Fund                           The NASDAQ OMX Group, Inc.
Community Bank Fund                       The NASDAQ OMX Group, Inc.
Clean Edge(R) Fund                        The NASDAQ OMX Group, Inc.
Biotech Fund                              NYSE Euronext
S&P REIT Fund                             Standard & Poor's
Capital Strength ETF(1)                   The NASDAQ OMX Group, Inc.
US IPO Fund                               IPOX(R) Schuster LLC
Value Line(R) 100 Fund                    Value Line(R) Publishing, Inc.
Value Line(R) Dividend Fund               Value Line(R) Publishing, Inc.
Value Line(R) Equity Allocation Fund      Value Line(R) Publishing, Inc.
-------------------------------------------------------------
(1) Prior to June 3, 2013, the Capital Strength ETF's index provider was Credit Suisse Securities (USA) LLC.


      The Index Providers are not affiliated with the Funds or First Trust. Each Fund is entitled to use the applicable Index pursuant to a sublicensing arrangement with First Trust, which in turn has a Product License Agreement with each Index Provider.

      With respect to the Biotech Fund, the Value Line(R) 100 Fund, the Value Line(R) Dividend Fund and the Value Line(R) Equity Allocation Fund, NYSE Arca serves as the calculation agent for these Funds. As the calculation agent, NYSE Arca will be responsible for the management of the day-to-day operations of these respective Indices, including calculating the value of the Indices every 15 seconds, widely disseminating each such Index value every 15 seconds through NYSE Arca's data publication network and tracking corporate actions resulting in adjustments to such Index.

      For the Equal Weighted Fund, the Ex-Technology Fund, the Technology Fund, the Clean Edge(R) Fund and the Capital Strength ETF, First Trust has entered into an agreement with NASDAQ(R) pursuant to which NASDAQ(R) or its designee will serve as the calculation agent for the applicable Indices. As the calculation agent, NASDAQ(R) or its designee will be responsible for calculating and disseminating the intra-day portfolio values for such Funds' Shares.

      Exchanges. Besides serving as the index calculation agent for certain of the Funds as described above, the only other relationship that NYSE Arca has with First Trust or the Distributor in connection with the Tail Hedge Fund, the Internet Fund, the MicroCap Fund, the ISE Chindia Fund, the ISE Gas Fund, the ISE Water Fund, the Dividend Leaders Fund, the Biotech Fund, the S&P REIT Fund, the US IPO Fund, Value Line(R) 100 Fund, the Value Line(R) Dividend Fund and the Value Line(R) Equity Allocation Fund (collectively, the "NYSE Arca Listed Funds") is that NYSE Arca lists the Shares of the NYSE Arca Listed Funds pursuant to its Listing Agreement with the Trust. NYSE Arca is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the NYSE Arca Listed Funds or in the determination or calculation of the net asset value of such Funds. NYSE Arca has no obligation or liability in connection with the administration, marketing or trading of the NYSE Arca Listed Funds.

      NASDAQ(R) serves as the Index Provider and the index calculation agent for the Indices related to the Equal Weighted Fund, the Technology Fund, the Ex-Technology Fund, the Community Bank Fund, the Clean Edge(R) Fund and the Capital Strength ETF (together, the "NASDAQ(R) Listed Funds"). The only other relationship that NASDAQ(R) has with First Trust or the Distributor in connection with the NASDAQ(R) Listed Funds is that NASDAQ(R) lists the Shares of the NASDAQ(R) Listed Funds pursuant to its Listing Agreement with the Trust. NASDAQ(R) is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the NASDAQ(R) Listed Funds or in the determination or calculation of the net asset value of such Funds. NASDAQ(R) has no obligation or liability in connection with the administration, marketing or trading of the NASDAQ(R) Listed Funds.

                             ADDITIONAL INFORMATION

      Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.

      DTC Acts as Securities Depository for Fund Shares. Shares of the Funds are represented by securities registered in the name of The Depository Trust Company ("DTC") or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

      DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities or certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the "NYSE") and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

      Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

      Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

      Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

      The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

      DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

                      PROXY VOTING POLICIES AND PROCEDURES

      The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by each Fund are voted consistently and solely in the best interests of the Fund.

      The Board has delegated to First Trust the proxy voting responsibilities for the Funds and has directed First Trust to vote proxies consistent with the Funds' best interests. First Trust has engaged the services of ISS Governance Services, a division of RiskMetrics Group, Inc. ("ISS"), to make recommendations to First Trust on the voting of proxies relating to securities held by the Funds. If First Trust manages the assets of a company or its pension plan and any of First Trust's clients hold any securities of that company, First Trust will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. While these guidelines are not intended to be all-inclusive, they do provide guidance on First Trust's general voting policies.

      First Trust has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on First Trust's general voting policies. The ISS Proxy Voting Guidelines are attached hereto as Appendix B.

      Information regarding how the Funds voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30, is available upon request and without charge on the Funds' website at http://www.ftportfolios.com; and by calling (800) 621-1675 or by accessing the SEC's website at http://www.sec.gov.

      Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds' portfolio holdings with the SEC on Form N-Q. Forms N-Q for the Trust are available on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust's Forms N-Q are available without charge, upon request, by calling (800) 621-1675 or by writing to First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

      Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about each Fund's portfolio holdings. The Board of Trustees must approve all material amendments to this policy. Each Fund's portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of a Fund. Each Fund's portfolio holdings are also available on the Funds' website at http://www.ftportfolios.com. The Trust, First Trust, FTP and BNYM will not disseminate non-public information concerning the Trust.

      Codes of Ethics. In order to mitigate the possibility that the Funds will be adversely affected by personal trading, the Trust, First Trust and the Distributor have adopted Codes of Ethics under Rule 17j-1 under the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Funds; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Chief Compliance Officer or his or her designee. These Codes of Ethics are on public file with, and are available from, the SEC.

             CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

      Creation. The Trust issues and sells Shares of the Funds only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their net asset values next determined after receipt, on any Business Day (as defined below), of an order in proper form.

      A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of a Fund may consist of (i) cash in lieu of all or a portion of the Deposit Securities, as defined below, and/or
(ii) a designated portfolio of equity securities determined by First Trust the ODeposit SecuritiesO per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the underlying index and generally an amount of cash the OCash ComponentO computed as described below. Together, the Deposit Securities and the Cash Component (including the cash in lieu amount) constitute the OFund Deposit,O which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

      The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the net asset value of Fund Shares (per Creation Unit Aggregation) and the "Deposit Amount"--an amount equal to the market value of the Deposit Securities and/or cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

      The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business of the NYSE (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund.

      Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of a Fund until such time as the next-announced composition of the Deposit Securities is made available.

      The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within a Fund from time to time by First Trust with a view to the investment objective of each Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component stocks of the underlying index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash--i.e., a "cash in lieu" amount--to be added to the Cash Component to replace any Deposit Security that may not be available, may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of a Fund and will affect the value of all Shares; but First Trust, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to First Trust on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the underlying index or resulting from certain corporate actions.

      In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of a Fund.

      Procedures for Creation of Creation Unit Aggregations. In order to be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor and transfer agent, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

      All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE ("Closing Time") (ordinarily 4:00 p.m., Eastern Time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the net asset value of Shares of the Funds as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern Time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the Placement of Creation Orders Using Clearing Process and the Placement of Creation Orders Outside Clearing Process sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

      All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time in order to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

      Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the

Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

      Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by First Trust and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of a Fund by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date.

      All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted in order to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

      Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC Participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See "Creation Transaction Fee" section below.)

      Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern Time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Funds for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Funds for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

      Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor with respect to a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of the Funds; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or First Trust, have an adverse effect on the Fund or the rights of Beneficial Owners; or (vii) circumstances outside the control of the Trust, the Custodian, the Distributor and First Trust make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, First Trust, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

      All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

      Creation Transaction Fee. Purchasers of Creation Units will be required to pay a standard creation transaction fee (the "Creation Transaction Fee"), described below, payable to BNYM regardless of the number of Creation Units. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the Clearing Process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

      The standard creation transaction fee for each of the Funds, except the Tail Hedge Fund, is based on the number of different securities in a Creation Unit according to the fee schedule set forth below:

            NUMBER OF SECURITIES                 CREATION
             IN A CREATION UNIT               TRANSACTION FEE
                    1-100                           $500
                  101-200                         $1,000
                  201-300                         $1,500
                  301-400                         $2,000
                  401-500                         $2,500
                  501-600                         $3,000
                  601-700                         $3,500

      The standard creation transaction fee for the Tail Hedge Fund is currently $2,500.

      Redemption of Fund Shares In Creation Unit Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

      With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern Time) on each Business Day, the identity of the securities ("Fund Securities") that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

      Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities--as announced on the Business Day of the request for redemption received in proper form--plus or minus cash in an amount equal to the difference between the net asset value of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the net asset value of the Fund Shares, a compensating cash payment equal to the difference plus the applicable redemption transaction fee is required to be made by or through an Authorized Participant by the redeeming shareholder.

      The right of redemption may be suspended or the date of payment postponed
(i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of the Fund's net asset value is not reasonably practicable; or (iv) in such other circumstances as are permitted by the SEC.

      Redemption Transaction Fee. A redemption transaction fee (the "Redemption Transaction Fee") is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. A Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee for such services.

      The standard redemption transaction fee for each of the Funds, except the Tail Hedge Fund, is based on the number of different securities in a Creation Unit according to the fee schedule set forth below:

           NUMBER OF SECURITIES                 REDEMPTION
            IN A CREATION UNIT                TRANSACTION FEE
                    1-100                           $500
                  101-200                         $1,000
                  201-300                         $1,500
                  301-400                         $2,000
                  401-500                         $2,500
                  501-600                         $3,000
                  601-700                         $3,500

      The standard redemption transaction fee for the Tail Hedge Fund is currently $2,500.

      Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the net asset value of a Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the net asset value next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

      Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern Time, (for the Fund Shares) on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time") and 2:00 p.m., Eastern Time for any Cash Component, if any owed to a Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming

Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

      The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth in this SAI under "Determination of Net Asset Value" computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of a Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of a Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of a Fund are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

      If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its Fund Shares based on the net asset value of Shares of a Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). The Funds may also, in their sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the net asset value. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

      The chart below describes in further detail the placement of redemption orders outside the clearing process.


                              TRANSMITTAL              NEXT BUSINESS       SECOND BUSINESS        THIRD BUSINESS
                                DATE (T)                 DAY (T+1)            DAY (T+2)              DAY (T+3)
 CREATION THROUGH NSCC

 STANDARD ORDERS           4:00 p.m.               No action.                 No action.         Creation Unit
                                                                                                 Aggregations will be
                           Order must be                                                         delivered.
                           received by the
                           Distributor.

 CUSTOM ORDERS             3:00 p.m.               No action.                 No action.         Creation Unit
                                                                                                 Aggregations will be
                           Order must be                                                         delivered.
                           received by the
                           Distributor.

                           Orders received
                           after 3:00 p.m. will
                           be treated as
                           standard orders.

 CREATION OUTSIDE NSCC

 STANDARD ORDERS           4:00 p.m. (ET)          11:00 a.m. (ET)            No action.         Creation Unit
                                                                                                 Aggregations will be
                           Order in proper form    Deposit Securities must                       delivered.
                           must be received by     be received by a Fund's
                           the Distributor.        account through DTC.

                                                   2:00 p.m. (ET)

                                                   Cash Component must be
                                                   received by the
                                                   Custodian.

 STANDARD ORDERS CREATED   4:00 p.m. (ET)          11:00 a.m. (ET)            No action.         1:00 p.m.
 IN ADVANCE OF RECEIPT
 BY THE TRUST OF ALL OR    Order in proper form    Available Deposit                             Missing Deposit
 A PORTION OF THE          must be received by     Securities.                                   Securities are due to
 DEPOSIT SECURITIES        the Distributor.                                                      the Trust or the Trust
                                                   Cash in an amount equal                       may use cash on deposit
                                                   to the sum of (i) the                         to purchase missing
                                                   Cash Component, plus                          Deposit Securities.
                                                   (ii) 115% of the market
                                                   value of the                                  Creation Unit
                                                   undelivered Deposit                           Aggregations will be
                                                   Securities.                                   delivered.

 CUSTOM ORDERS             3:00 p.m.               11:00 a.m. (ET)            No action.         Creation Unit
                                                                                                 Aggregations will be
                           Order in proper form    Deposit Securities must                       delivered.
                           must be received by     be received by a Fund's
                           the Distributor.        account through DTC.

                           Order received after    2:00 p.m. (ET)
                           3:00 p.m. will be
                           treated as standard     Cash Component must be
                           orders.                 received by the
                                                   Custodian.



                              TRANSMITTAL              NEXT BUSINESS       SECOND BUSINESS        THIRD BUSINESS
                                DATE (T)                 DAY (T+1)            DAY (T+2)              DAY (T+3)

 REDEMPTION THROUGH NSCC

 STANDARD ORDERS           4:00 p.m. (ET)          No action.                 No action.         Fund Securities and Cash
                                                                                                 Redemption Amount will
                           Order must be                                                         be transferred.
                           received by the
                           Transfer Agent.

                           Orders received
                           after 4:00 p.m. (ET)
                           will be deemed
                           received on the next
                           business day (T+1)

 CUSTOM ORDERS             3:00 p.m. (ET)          No action.                 No action.         Fund Securities and Cash
                                                                                                 Redemption Amount will
                           Order must be                                                         be transferred.
                           received by the
                           Transfer Agent

                           Order received after
                           3:00 p.m. will be
                           treated as standard
                           orders.

 REDEMPTION OUTSIDE NSCC

 STANDARD ORDERS           4:00 p.m. (ET)          11:00 a.m. (ET)            No action.         Fund Securities and Cash
                                                                                                 Redemption Amount are
                           Order must be           Fund Shares must be                           delivered to the
                           received by the         delivered through DTC                         redeeming beneficial
                           Transfer Agent.         to the Custodian.                             owner.

                           Order received after    2:00 p.m.
                           4:00 p.m. (ET) will
                           be deemed received      Cash Component, if any,
                           on the next business    is due.
                           day (T+1).

                                                   *If the order is not in
                                                   proper form or the Fund
                                                   Shares are not
                                                   delivered, then the
                                                   order will not be
                                                   deemed received as of
                                                   T.

 CUSTOM ORDERS             3:00 p.m. (ET)          11:00 a.m. (ET)            No action.         Fund Securities and Cash
                                                                                                 Redemption Amount are
                           Order must be           Fund Shares must be                           delivered to the
                           received by the         delivered through DTC                         redeeming beneficial
                           Transfer Agent.         to the Custodian.                             owner.

                           Order received after    2:00 p.m.
                           3:00 p.m. will be
                           treated as standard     Cash Component, if any,
                           orders.                 is due.

                                                   *If the order is not in
                                                   proper form or the Fund
                                                   Shares are not
                                                   delivered, then the
                                                   order will not be
                                                   deemed received as of T.


                              FEDERAL TAX MATTERS

      This section summarizes some of the main U.S. federal income tax consequences of owning Shares of a Fund. This section is current as of the date of the Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

      This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

      As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

      Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

      To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, each Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of each Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of each Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which a Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by a Fund.

      As regulated investment companies, the Funds generally will not be subject to U.S. federal income tax on their investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that they distribute to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, each Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Funds intend to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      Subject to certain reasonable cause and de minimis exceptions, if a Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

DISTRIBUTIONS

      Dividends paid out of the Funds' investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from a Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from regulated investment companies such as the Funds are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by each Fund itself. Dividends received by the Funds from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances. The Funds will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend which is eligible for the capital gains tax rates. The Funds cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.

      Under the "Health Care and Education Reconciliation Act of 2010," income from a Fund may also be subject to a new 3.8% "Medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to net investment income if the taxpayer's adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

      A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Funds from certain domestic corporations may be reported by the Funds as being eligible for the dividends received deduction.

      Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund Shares. Shareholders receiving distributions in the form of additional Shares, rather than cash, generally will have a cost basis in each such Share equal to the value of a Share of a Fund on the reinvestment date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her Shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Shares.

      Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional Shares will receive a report as to the value of those Shares.

SALE OR EXCHANGE OF FUND SHARES

      Upon the sale or other disposition of Shares of the Funds, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the Shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the Shares have been held for more than one year.

      Any loss realized on a sale or exchange will be disallowed to the extent that Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of Shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such Shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

      If a shareholder exchanges equity securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder's aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for equity securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

NATURE OF FUND INVESTMENTS

      Certain of the Funds' investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Funds to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

FUTURES CONTRACTS AND OPTIONS

      The Funds' transactions in Futures Contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Funds and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Funds to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.

INVESTMENTS IN CERTAIN FOREIGN CORPORATIONS

      If a Fund holds an equity interest in any PFICs, which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, a Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

BACKUP WITHHOLDING

      The Funds may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Funds with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS

      U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of a Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

      In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions after December 31, 2013, to non-U.S. persons that are "financial institutions" may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a "financial institution" means any entity that
(i) accepts deposits in the ordinary course of a banking or similar business,
(ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. Dispositions of shares by such persons may be subject to such withholding after December 31, 2016.

      Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) after December 31, 2013, will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S.

owners or provide the name, address and TIN of each substantial U.S. owner. Dispositions by such persons may be subject to such withholding after December 31, 2016.

      Income Not Effectively Connected. If the income from a Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

      Distributions of capital gain dividends and any amounts retained by a Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Funds may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Funds in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

       In the case of dividends with respect to taxable years of a Fund beginning prior to 2014, distributions from the Trust that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met. In addition, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.

      Income Effectively Connected. If the income from a Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by a Fund which are properly reported as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Funds will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

OTHER TAXATION

      Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

                        DETERMINATION OF NET ASSET VALUE

      The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

      The per share net asset value of a Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. Under normal circumstances, daily calculation of the net asset value will utilize the last closing sale price of each security held by the Fund at the close of the market on which such security is principally listed. In determining net asset value, portfolio securities for a Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:

            (1) Common stocks and other equity securities listed on any national or foreign exchange other than NASDAQ(R) and the London Stock Exchange Alternative Investment Market ("AIM") will be valued at the last sale price on the business day as of which such value is being determined. Securities listed on NASDAQ(R) or AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on NASDAQ(R) and AIM, the securities are valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

            (2) Securities traded in the OTC market are valued at their closing bid prices.

            (3) Exchange traded options and Futures Contracts will be valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options and futures contracts will be valued at the mean between the last bid and asked price. OTC options and Futures Contracts will be valued at their closing bid prices.

            (4) Forward foreign currency exchange contracts which are traded in the United States on regulated exchanges will be valued by calculating the mean between the last bid and asked quotations supplied to a pricing service by certain independent dealers in such contracts.

      In addition, the following types of securities will be valued as follows:

            (1) Fixed-income securities with a remaining maturity of 60 days or more will be valued by the fund accounting agent using a pricing service. When price quotes are not available, fair value is based on prices of comparable securities.

            (2) Fixed-income securities maturing within 60 days are valued by the Fund accounting agent on an amortized cost basis.

            (3) Repurchase agreements will be valued as follows. Overnight repurchase agreements will be valued at cost. Term repurchase agreements (i.e., those whose maturity exceeds seven days) will be valued by First Trust at the average of the bid quotations obtained daily from at least two recognized dealers.

      The value of any portfolio security held by a Fund for which market quotations are not readily available will be determined by First Trust in a manner that most fairly reflects fair value of the security on the valuation date, based on a consideration of all available information.

      Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

      Valuing the Funds' investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund's net asset value and the prices used by the Index, which, in turn, could result in a difference between a Fund's performance and the performance of the Index.

      Because foreign markets may be open on different days than the days during which a shareholder may purchase the Shares of a Fund, the value of a Fund's investments may change on the days when shareholders are not able to purchase the Shares of such Fund.

      The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates in effect at the time of valuation. Any use of a different rate from the rates used by the Index may adversely affect a Fund's ability to track its respective Index.

      A Fund may suspend the right of redemption for the Fund only under the following unusual circumstances: (a) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (b) when trading in the markets normally utilized is restricted, or when an emergency exists as determined by the SEC so that disposal of a Fund's investments or determination of its net assets is not reasonably practicable; or (c) during any period when the SEC may permit.

                          DIVIDENDS AND DISTRIBUTIONS

      The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

      General Policies. Dividends from net investment income of the Fund, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

      Dividends and other distributions of Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

      Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of each Fund purchased in the secondary market.

                           MISCELLANEOUS INFORMATION

      Counsel. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, is counsel to the Trust.

      Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the Funds' independent registered public accounting firm. The firm audits each Fund's financial statements and performs other related audit services.

                              FINANCIAL STATEMENTS

       The audited financial statements and notes thereto for the Funds, contained in the Annual Report to Shareholders dated December 31, 2012, are incorporated by reference into this Statement of Additional Information and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report also appears in the Annual Report and is also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. The Annual Report is available without charge by calling (800) 621-1675 or by visiting the SEC's website at http://www.sec.gov.

                                   APPENDIX A

                                                                                            PERCENTAGE OF
FUND                                     NAME AND ADDRESS OF OWNER                         RECORD OWNERSHIP
Tail Hedge Fund                          TD Ameritrade Clearing Inc.                           24.00%
                                         Merrill Lynch, Pierce, Fenner & Smith Inc.            22.99%
                                         M&I Marshall & Ilsley Bank                            11.14%
                                         Baird (Robert W.) & Co., Incorporated                  7.18%
                                         Pershing, L.L.C.                                       5.80%
                                         National Financial Services Corporation                5.53%
                                         RBC                                                    5.20%

Internet Fund                            TD Ameritrade Clearing Inc.                           20.87%
                                         Morgan Stanley Smith Barney LLC                       13.13%
                                         First Clearing L.L.C.                                 13.03%
                                         Brown Brothers Harriman & Co.                          9.26%
                                         Schwab (Charles) & Co., Inc.                           7.35%
                                         National Financial Services Corporation                6.03%
                                         Merrill Lynch Sfkpg                                    5.05%

MicroCap Fund                            Raymond James & Associates, Inc.                      16.87%
                                         Schwab (Charles) & Co., Inc.                          14.68%
                                         Baird (Robert W.) & Co., Incorporated                 10.68%
                                         National Financial Services Corporation               10.40%
                                         Morgan Stanley Smith Barney LLC                        6.83%
                                         TD Ameritrade Clearing Inc.                            5.32%

ISE Chindia Fund                         Schwab (Charles) & Co., Inc.                          12.40%
                                         National Financial Services Corporation               11.53%
                                         First Clearing L.L.C.                                 10.29%
                                         Morgan Stanley Smith Barney LLC                        8.30%
                                         Pershing, L.L.C.                                       6.38%
                                         TD Ameritrade Clearing Inc.                            5.81%
                                         Merrill Lynch Sfkpg                                    5.46%
                                         Desjardins Securities Inc./CDS                         5.13%

ISE Gas Fund                             National Financial Services Corporation               11.41%
                                         Schwab (Charles) & Co., Inc.                          11.12%
                                         Morgan Stanley Smith Barney LLC                       10.68%
                                         Pershing, L.L.C.                                       7.75%
                                         Merrill Lynch Sfkpg                                    6.79%
                                         First Clearing L.L.C.                                  5.45%
                                         LPL Financial Corp.                                    5.23%

                                                                                            PERCENTAGE OF
FUND                                     NAME AND ADDRESS OF OWNER                         RECORD OWNERSHIP
ISE Water Fund                           Morgan Stanley Smith Barney LLC                       32.06%
                                         First Clearing L.L.C.                                 10.30%
                                         Merrill Lynch Sfkpg                                    9.71%
                                         National Financial Services Corporation                5.80%
                                         UBS Financial Services Inc.                            5.56%
                                         Oppenheimer & Co., Inc.                                5.18%

Dividend Leaders Fund                    Merrill Lynch Sfkpg                                   15.96%
                                         Morgan Stanley Smith Barney LLC                       11.50%
                                         First Clearing L.L.C.                                 10.60%
                                         National Financial Services Corporation               10.51%
                                         TD Ameritrade Clearing Inc.                            7.93%
                                         Schwab (Charles) & Co., Inc.                           6.10%
                                         UBS Financial Services Inc.                            5.00%

Equal Weighted Fund                      Morgan Stanley Smith Barney LLC                       16.76%
                                         Raymond James & Associates, Inc.                      13.92%
                                         Schwab (Charles) & Co., Inc.                          10.96%
                                         UBS Financial Services Inc.                            8.36%
                                         Merrill Lynch Sfkpg                                    8.30%
                                         National Financial Services Corporation                7.61%
                                         First Clearing L.L.C.                                  7.53%
                                         TD Ameritrade Clearing Inc.                            5.93%

Ex-Technology Fund                       First Clearing L.L.C.                                 28.09%
                                         Morgan Stanley Smith Barney LLC                       19.82%
                                         Merrill Lynch Sfkpg                                   12.40%
                                         UBS Financial Services Inc.                            8.19%
                                         RBC                                                    5.89%

Technology Fund                          Schwab (Charles) & Co., Inc.                          20.45%
                                         Morgan Stanley Smith Barney LLC                       13.92%
                                         First Clearing L.L.C.                                  9.92%
                                         Merrill Lynch Sfkpg                                    8.79%
                                         Bank of New York Mellon                                8.20%
                                         National Financial Services Corporation                7.57%
                                         UBS Financial Services Inc.                            5.13%

Community Bank Fund                      Merrill Lynch Sfkpg                                   21.38%
                                         First Clearing L.L.C.                                 12.44%

                                                                                            PERCENTAGE OF
FUND                                     NAME AND ADDRESS OF OWNER                         RECORD OWNERSHIP
                                         Bank of New York Mellon                               12.40%
                                         Merrill Lynch, Pierce, Fenner & Smith Inc.            10.38%
                                         Morgan Stanley Smith Barney LLC                        9.23%
                                         Goldman, Sachs & Co.                                   5.50%

Clean Edge(R) Fund                       Morgan Stanley Smith Barney LLC                       24.69%
                                         Schwab (Charles) & Co., Inc.                          11.35%
                                         UBS Financial Services Inc.                            7.61%
                                         National Financial Services Corporation                7.11%

Biotech Fund                             Morgan Stanley Smith Barney LLC                       14.06%
                                         First Clearing L.L.C.                                 12.81%
                                         National Financial Services Corporation               10.69%
                                         Schwab (Charles) & Co., Inc.                           9.26%
                                         Merrill Lynch Sfkpg                                    8.44%
                                         TD Ameritrade Clearing Inc.                            6.60%
                                         UBS Financial Services Inc.                            5.02%

S&P REIT Fund                            First Clearing L.L.C.                                 31.10%
                                         Morgan Stanley Smith Barney LLC                       22.05%
                                         Merrill Lynch Sfkpg                                    7.31%
                                         Raymond James & Associates, Inc.                       6.59%
                                         National Financial Services Corporation                6.36%

Capital Strength ETF                     First Clearing L.L.C.                                 13.68%
                                         Pershing, L.L.C.                                      11.21%
                                         Ameriprise Enterprise Investment Services             11.19%
                                         Raymond James & Associates, Inc.                       9.71%
                                         Merrill Lynch Sfkpg                                    8.31%
                                         Morgan Stanley Smith Barney LLC                        7.66%
                                         National Financial Services Corporation                6.88%
                                         Schwab (Charles) & Co., Inc.                           6.44%

US IPO Fund                              Schwab (Charles) & Co., Inc.                          20.05%
                                         National Financial Services Corporation               18.58%
                                         Merrill Lynch Sfkpg                                   11.19%
                                         Morgan Stanley Smith Barney LLC                        9.15%
                                         Pershing, L.L.C.                                       6.10%
                                         TD Ameritrade Clearing Inc.                            5.38%

Value Line(R) 100 Fund                   First Clearing L.L.C.                                 14.78%
                                         TD Ameritrade Clearing Inc.                           10.15%

                                                                                            PERCENTAGE OF
FUND                                     NAME AND ADDRESS OF OWNER                         RECORD OWNERSHIP
                                         Merrill Lynch Sfkpg                                    8.48%
                                         National Financial Services Corporation                8.33%
                                         Schwab (Charles) & Co., Inc.                           7.42%
                                         Morgan Stanley Smith Barney LLC                        5.89%
                                         Hilliard (J.J.B.), Lyons (W.L.) Inc.                   5.60%

Value Line(R) Dividend Fund              National Financial Services Corporation               10.64%
                                         Schwab (Charles) & Co., Inc.                          10.42%
                                         Morgan Stanley Smith Barney LLC                       10.13%
                                         Ameriprise Enterprise Investment Services              9.52%
                                         First Clearing L.L.C.Raymond James &                   9.52%
                                         Associates, Inc.
                                         Raymond James & Associates, Inc.                       8.35%
                                         Merrill Lynch Sfkpg                                    7.96%
                                         Pershing, L.L.C.                                       7.12%

Value Line(R) Equity Allocation Fund     Merrill Lynch, Pierce, Fenner & Smith Inc.            34.00%
                                         First Clearing L.L.C.                                 11.47%
                                         Folio(fn) Investments, Inc.                           10.49%
                                         National Financial Services Corporation                7.41%

--------------------------------------------------------------------------------
Pershing, L.L.C., 1 Pershing Plaza, Jersey City, NJ 07399
First Clearing L.L.C., 10700 Wheat First Drive, Glen Allen, VA 23060
UBS Financial Services Inc., 1000 Harbor Boulevard, Weehawken, NJ 07086
Merrill Lynch Sfkpg, 101 Hudson St., 9th Floor, Jersey City, NJ 07302
National Financial Services Corporation, 200 Liberty Street, New York City, NY
    10281
Merrill Lynch, Pierce, Fenner & Smith Inc., World Financial Center,
    North Tower, New York, NY 10080
Citigroup Global Markets, Inc., 333 W. 34th Street, New York, NY 10001
Morgan Stanley Smith Barney LLC, 1585 Broadway, New York, NY 10036
Schwab (Charles) & Co., Inc., 211 Main Street, San Francisco, CA 94105
TD Ameritrade Clearing Inc., 4211 S 102nd Street Omaha, NE 68127 13 1 Pickwick
    Plaza, Greenwich, CT 06830
LPL Financial Corp., 180 Maiden Lane, New York, NY 10038
Raymond James & Associates, Inc., 880 Carilion Parkway, PO Box 12479,
    St. Petersburg, FL 33716
Brown Brothers Harriman & Co., 140 Broadway, New York, NY 10005
Baird (Robert W. ) & Co., Incorporated, 777 East Wisconsin Avenue,
    Milwaukee, WI 53202
RBC, 301 Fayetteville Street Raleigh, Raleigh, North Carolina, 27601
Oppenheimer & Co., Inc., 125 Broad Street, New York, New York, 10004
Desjardins Securities Inc./CDS, 1170, rue Peel, bureau 600,
     Montreal (Quebec) H3B 0B1
Goldman, Sachs & Co., 30 Hudson St, Jersey City, NJ 07302
American Enterprise Investment Services Inc., 70400 Ameriprise Financial Center,
    Minneapolis, MN 55474
Hilliard (J.J.B.), Lyons (W.L.) Inc., 500 W Jefferson St, Louisville, KY 40202 Folio(fn) Investments, Inc., 8180 Greensboro Drive, 8th Floor, McLean, VA 22102

                                   APPENDIX B

                   2013 U.S. Proxy Voting Concise Guidelines




                               December 19, 2012

--------------------------------------------------------------------------------

                    Institutional Shareholder Services Inc.

               ISS' 2013 U.S. PROXY VOTING CONCISE GUIDELINES

    The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS' 2013 proxy voting guidelines can be found at
       http://www.issgovernance.com/files/2013ISSUSSummaryGuidelines.pdf

Routine/Miscellaneous

AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors unless any of the following apply:

      o An auditor has a financial interest in or association with the company, and is therefore not independent;

      o There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position;

      o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

      o     Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

      o Non-audit ("other") fees > audit fees + audit-related fees + tax compliance/preparation fees.

                                   o o o o o

Board of Directors:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be determined CASE-BY-CASE. Four fundamental principles apply when determining votes on director nominees:

      1.    Board Accountability

      2.    Board Responsiveness

      3.    Director Independence

      4.    Director Competence

1. BOARD ACCOUNTABILITY

Vote AGAINST(1) or WITHHOLD from the entire board of directors (except new nominees(2), who should be considered CASE-BY-CASE) for the following:

PROBLEMATIC TAKEOVER DEFENSES

      CLASSIFIED BOARD STRUCTURE:

      1.1. The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

      DIRECTOR PERFORMANCE EVALUATION:

      1.2. The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company's five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

            o     A classified board structure;

            o     A supermajority vote requirement;

            o Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

------------------------------
1 In general, companies with a plurality vote standard use "Withhold" as the contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A "new nominee" is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a "new nominee" if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

            o     The inability of shareholders to call special meetings;

            o     The inability of shareholders to act by written consent;

            o     A dual-class capital structure; and/or

            o     A non-shareholder-approved poison pill.

      POISON PILLS:

      1.3. The company's poison pill has a "dead-hand" or "modified dead-hand" feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;

      1.4. The board adopts a poison pill with a term of more than 12 months ("long-term pill"), or renews any existing pill, including any "short-term" pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

      1.5. The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

      1.6. The board adopts a poison pill with a term of 12 months or less ("short-term pill") without shareholder approval, taking into account the following factors:

            o The date of the pill's adoption relative to the date of the next meeting of shareholders--i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

            o     The issuer's rationale;

            o     The issuer's governance structure and practices; and

            o     The issuer's track record of accountability to shareholders.

PROBLEMATIC AUDIT-RELATED PRACTICES

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

      1.7. The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");

      1.8. The company receives an adverse opinion on the company's financial statements from its auditor; or

      1.9. There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

      1.10. Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.


PROBLEMATIC COMPENSATION PRACTICES/PAY FOR PERFORMANCE MISALIGNMENT

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

      1.11. There is a significant misalignment between CEO pay and company performance (pay for performance);

      1.12. The company maintains significant problematic pay practices;

      1.13. The board exhibits a significant level of poor communication and responsiveness to shareholders;

      1.14. The company fails to submit one-time transfers of stock options to a shareholder vote; or

      1.15. The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

   1.16. The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

            o     The company's response, including:

                  o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

                  o Specific actions taken to address the issues that contributed to the low level of support;

                  o     Other recent compensation actions taken by the company;

            o     Whether the issues raised are recurring or isolated;

            o     The company's ownership structure; and

            o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

GOVERNANCE FAILURES

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

      1.17. Material failures of governance, stewardship, risk oversight(3), or fiduciary responsibilities at the company;

      1.18. Failure to replace management as appropriate; or

      1.19. Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

-----------------------
3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

2. BOARD RESPONSIVENESS

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

      2.1. For 2013, the board failed to act(4) on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

      2.2. For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;

      2.3. For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;

      2.4. The board failed to act on takeover offers where the majority of shares are tendered;

      2.5. At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

      2.6. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

     Vote CASE-BY-CASE on the entire board if:

      2.7. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

            o The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

            o     The company's ownership structure and vote results;

            o ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and

            o The previous year's support level on the company's say-on-pay proposal.

3. DIRECTOR INDEPENDENCE

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

-------------------------
4 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:
            o     The subject matter of the proposal;
            o The level of support and opposition provided to the resolution in past meetings;
            o Disclosed outreach efforts by the board to shareholders in the wake of the vote;
            o Actions taken by the board in response to its engagement with shareholders;
            o The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
            o     Other factors as appropriate.

      3.1. The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

      3.2. The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

      3.3. The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

      3.4.  Independent directors make up less than a majority of the directors.

4. DIRECTOR COMPETENCE

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS:

      4.1. Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE(5)) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

            o     Medical issues/illness;

            o     Family emergencies; and

            o Missing only one meeting (when the total of all meetings is three or fewer).

      4.2. If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

OVERBOARDED DIRECTORS:

Vote AGAINST or WITHHOLD from individual directors who:

      4.3.  Sit on more than six public company boards; or

      4.4. Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards(6).


                                   o o o o o

-----------------------

5 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

6 Although all of a CEO's subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

PROXY ACCESS

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals. Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

      o     Company-specific factors; and

      o     Proposal-specific factors, including:

            o The ownership thresholds proposed in the resolution (i.e., percentage and duration);

            o The maximum proportion of directors that shareholders may nominate each year; and

            o The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

                                   o o o o o

PROXY CONTESTS--VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

      o Long-term financial performance of the target company relative to its industry;

      o     Management's track record;

      o     Background to the proxy contest;

      o     Qualifications of director nominees (both slates);

      o Strategic plan of dissident slate and quality of critique against management;

      o Likelihood that the proposed goals and objectives can be achieved (both slates);

      o     Stock ownership positions.

When the addition of shareholder nominees to the management card ("proxy access nominees") results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

                                   o o o o o

Shareholder Rights & Defenses

POISON PILLS- MANAGEMENT PROPOSALS TO RATIFY POISON PILL

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

      o     No lower than a 20% trigger, flip-in or flip-over;

      o     A term of no more than three years;

      o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

      o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

                                   o o o o o

POISON PILLS- MANAGEMENT PROPOSALS TO RATIFY A PILL TO PRESERVE NET OPERATING LOSSES (NOLS)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

      o The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

      o     The value of the NOLs;

      o Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of
            NOLs);

      o The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

      o     Any other factors that may be applicable.

                                   o o o o o

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

      o     Shareholders' current right to act by written consent;

      o     The consent threshold;

      o     The inclusion of exclusionary or prohibitive language;

      o     Investor ownership structure; and

      o Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

      o An unfettered(7) right for shareholders to call special meetings at a 10 percent threshold;

      o     A majority vote standard in uncontested director elections;

      o     No non-shareholder-approved pill; and

      o     An annually elected board.

                                   o o o o o


---------------------
7 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

CAPITAL/RESTRUCTURING

COMMON STOCK AUTHORIZATION

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at
companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.


Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

      o     Past Board Performance:

            o The company's use of authorized shares during the last three years

      o     The Current Request:

            o Disclosure in the proxy statement of the specific purposes of the proposed increase;

            o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

            o The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

                                   o o o o o

DUAL CLASS STRUCTURE

Generally vote AGAINST proposals to create a new class of common stock unless:

      o The company discloses a compelling rationale for the dual-class capital structure, such as:

            o The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or

            o     The new class of shares will be transitory;

      o The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

      o The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

                                   o o o o o

PREFERRED STOCK AUTHORIZATION

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at
companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

      o     Past Board Performance:

            o The company's use of authorized preferred shares during the last three years;

      o     The Current Request:

            o Disclosure in the proxy statement of the specific purposes for the proposed increase;

            o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

            o In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

            o Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

                                   o o o o o

MERGERS AND ACQUISITIONS

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

      o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

      o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

      o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

      o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

      o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

      o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.



                                   o o o o o

COMPENSATION

EXECUTIVE PAY EVALUATION

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

      1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

      2. Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

      3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

      4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

      5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

ADVISORY VOTES ON EXECUTIVE COMPENSATION--MANAGEMENT PROPOSALS
(MANAGEMENT SAY-ON-PAY)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management
Say-on-Pay--MSOP) if:

      o There is a significant misalignment between CEO pay and company performance (pay for performance);

      o     The company maintains significant problematic pay practices;

      o The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

      o There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

      o The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

      o The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

      o     The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

      o A pay for performance misalignment is found, and a significant portion of the CEO's misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

      o     Magnitude of pay misalignment;

      o     Contribution of non-performance-based equity grants to overall pay;
            and

      o The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.


PRIMARY EVALUATION FACTORS FOR EXECUTIVE PAY

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

      1.    Peer Group(8) Alignment:

            o The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);

            o The multiple of the CEO's total pay relative to the peer group median.

      2. Absolute Alignment - the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years - i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

------------------------

8 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

      o     The ratio of performance- to time-based equity awards;

      o     The overall ratio of performance-based compensation;

      o     The completeness of disclosure and rigor of performance goals;

      o     The company's peer group benchmarking practices;

      o Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

      o Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

      o     Realizable pay compared to grant pay; and

      o     Any other factors deemed relevant.


Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

      o Problematic practices related to non-performance-based compensation elements;

      o     Incentives that may motivate excessive risk-taking; and

      o     Options Backdating.

PROBLEMATIC PAY PRACTICES RELATED TO NON-PERFORMANCE-BASED COMPENSATION ELEMENTS

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

      o Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

      o Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

      o     New or extended agreements that provide for:

            o CIC payments exceeding 3 times base salary and average/target/most recent bonus;

            o CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

            o CIC payments with excise tax gross-ups (including "modified" gross-ups).

INCENTIVES THAT MAY MOTIVATE EXCESSIVE RISK-TAKING

      o     Multi-year guaranteed bonuses;

      o A single or common performance metric used for short- and long-term plans;

      o     Lucrative severance packages;

      o     High pay opportunities relative to industry peers;

      o     Disproportionate supplemental pensions; or

      o Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

OPTIONS BACKDATING

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between "sloppy" plan administration versus deliberate action or fraud:

      o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

      o     Duration of options backdating;

      o     Size of restatement due to options backdating;

      o Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

      o Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.


Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board's responsiveness to investor input and engagement on compensation issues:

      o Failure to respond to majority-supported shareholder proposals on executive pay topics; or

      o Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

            o     The company's response, including:

                  o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

                  o Specific actions taken to address the issues that contributed to the low level of support;

                  o     Other recent compensation actions taken by the company;

            o     Whether the issues raised are recurring or isolated;

            o     The company's ownership structure; and

            o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

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FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION ("SAY WHEN ON PAY")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

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VOTING ON GOLDEN PARACHUTES IN AN ACQUISITION, MERGER, CONSOLIDATION, OR PROPOSED SALE

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

      o     Single- or modified-single-trigger cash severance;

      o Single-trigger acceleration of unvested equity awards; o Excessive cash severance (>3x base salary and bonus);

      o Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

      o Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

      o Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

      o The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

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EQUITY-BASED AND OTHER INCENTIVE PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

      o     The total cost of the company's equity plans is unreasonable;

      o     The plan expressly permits repricing;

      o     A pay-for-performance misalignment is found;

      o The company's three year burn rate exceeds the burn rate cap of its industry group;

      o     The plan has a liberal change-of-control definition; or

      o     The plan is a vehicle for problematic pay practices.

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Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

      o If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

      o If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

      o Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

      o The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

      o If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

      o If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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POLITICAL SPENDING & LOBBYING ACTIVITIES

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

      o There are no recent, significant controversies, fines or litigation regarding the company's political contributions or trade association spending; and

      o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
            (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities. However, the following will be considered:

      o The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

      o Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

      o The company's current disclosure of relevant policies and oversight mechanisms;

      o Recent significant controversies, fines, or litigation regarding the company's lobbying-related activities; and

      o The impact that the public policy issues in question may have on the company's business operations, if specific public policy issues are addressed.

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Foreign Private Issuers Listed on U.S. Exchanges

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines. All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers. The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies. The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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                        FIRST TRUST EXCHANGE-TRADED FUND

                     FIRST TRUST STRATEGIC VALUE INDEX FUND

                                  (the "Fund")

               SUPPLEMENT TO THE PROSPECTUS DATED APRIL 30, 2013

                               DATED JUNE 3, 2013

              This supplement supersedes all previous supplements.


Notwithstanding anything to the contrary in the prospectus, each reference to the Fund's name in the prospectus is replaced with "First Trust Capital Strength ETF"; each reference to the Fund's ticker symbol in the prospectus is replaced with "FTCS"; each reference to the Fund's Index in the prospectus is replaced with "The Capital Strength Index(TM)"; and each reference to the Fund's Index Provider in the prospectus is replaced with "The NASDAQ OMX Group, Inc."

The disclosure in the prospectus is further revised in the following manner:

1. The "Summary Information -- First Trust Strategic Value Index Fund -- Investment Objective" section in the prospectus is replaced in its entirety with the following:

          "The First Trust Capital Strength ETF" (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called The Capital Strength Index(TM) (the "Index"). Effective on or about June 3, 2013, the Fund changed its name from First Trust Strategic Value Index Fund to First Trust Capital Strength ETF pursuant to the approval by its Board of Trustees"

2. The second paragraph of the "Summary Information -- First Trust Strategic Value Index Fund -- Principal Investment Strategies" section in the prospectus is replaced in its entirety with the following:

          "The Index is developed, maintained and sponsored by The NASDAQ OMX Group, Inc. (the "Index Provider"). In constructing the Index, the Index Provider begins with the largest 500 U.S. companies included the NASDAQ US Benchmark Index and excludes the following: companies with less than $1 billion in cash and short term investments; companies with long-term debt divided by market capitalization greater than 30%; and companies with return on equity less than 15%. The Index Provider then ranks all remaining stocks in the universe by one-year and three-month daily volatility (one-year and three-month daily volatility factors are equally weighted), and selects the top 50 companies, subject to a maximum weight of 30% from any one of the ten Industry Classification Benchmark industries. The stocks in the Index are equally weighted initially and on each reconstituting and rebalancing effective date. The Index is reconstituted and rebalanced on a quarterly basis. The inception date of the Index was March 20, 2013."

3. The following is added to the end of the "Summary Information -- First Trust Strategic Value Index Fund -- Principal Investment Strategies" section in the prospectus:

          "NASDAQ(R) and The Capital Strength Index(TM) are trademarks (the "Marks") of The NASDAQ OMX Group, Inc. (collectively, with its affiliates "NASDAQ OMX"). The Marks are licensed for use by First Trust Advisors L.P. ("First Trust") for use with the Fund. The Fund has not been passed on by NASDAQ OMX as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by NASDAQ OMX. The Fund should not be construed in any way as investment advice by NASDAQ OMX. NASDAQ OMX makes no warranties and bear no liability with respect to the Fund."

4. The first paragraph of the "Summary Information -- First Trust Strategic Value Index Fund -- Annual Total Return" section in the prospectus is replaced in its entirety with the following:

          "The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past six years as well as the average annual Fund and underlying index returns for the one year, five year and since inception periods ended December 31, 2012. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the underlying index, a broad-based market index and a specialized securities market index. On June 3, 2013 the Fund's underlying index changed from the Credit Suisse U.S. Value Index, Powered by HOLT(TM) to The Capital Strength Index(TM). Therefore, the Fund's performance and historical returns shown below are not necessarily indicative of the performance that the Fund, based on the Index, would have generated. Prior to June 19, 2010, the Fund's underlying index was the Deutsche Bank CROCI US+ Index(TM). The inception date of the Index was March 20, 2013. Returns for an underlying index are only disclosed for those periods in which the index was in existence for the whole period. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com."

5. The footnote to the table in the "Summary Information -- First Trust Strategic Value Index Fund -- Average Annual Total Returns for the Periods Ended December 31, 2012" section in the prospectus is replaced in its entirety with the following:

          "On June 3, 2013, the Fund's underlying index changed from the Credit Suisse U.S. Value IndexTM, Powered by HOLT(TM) to The Capital Strength IndexTM. The Fund's new underlying index had an inception date of March 20, 2013 and was not in existence for any of the periods disclosed. Prior to June 19, 2010, the Fund's underlying index was the Deutsche Bank CROCI US+ Index(TM)."

6. The "Index Providers" section in the prospectus is replaced in its entirety with the following:

          "The Index that a Fund seeks to track is compiled by the applicable Index Provider. The Index Provider is not affiliated with the Funds or First Trust. A Fund is entitled to use the applicable Index pursuant to a sublicensing arrangement with First Trust, which in turn has a licensing agreement with each Index Provider. With the exception of the First Trust Value Line(R) 100 Exchange-Traded Fund, First Trust Value Line(R) Dividend Index Fund and First Trust Value Line(R) Equity Allocation Index Fund, each Index Provider or its agent also serves as calculation agent for the applicable Index (each, an "Index Calculation Agent"). NYSE Arca has assumed the role of Index Calculation Agent for each of First Trust Value Line(R) 100 Exchange-Traded Fund, First Trust Value Line(R) Dividend Index Fund and

          First Trust Value Line(R) Equity Allocation Index Fund and their applicable Indices. Each Index Calculation Agent is responsible for the management of the day-to-day operations of the applicable Index, including calculating the value of such Index every 15 seconds, widely disseminating the Index values every 15 seconds and tracking corporate actions resulting in Index adjustments."

7. The "Disclaimers-- First Trust Strategic Value Index Fund" section in the prospectus is replaced in its entirety with the following:

          "First Trust Capital Strength ETF

          The Fund is not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. ("NASDAQ OMX") or its affiliates (NASDAQ OMX with its affiliates are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of The Capital Strength Index(TM) to track general stock market performance. The Corporations' only relationship to First Trust with respect to the Fund is in the licensing of The Capital Strength Index(TM), and certain trade names of the Corporations and the use of The Capital Strength Index(TM), which are determined, composed and calculated by NASDAQ OMX without regard to First Trust or the Fund. NASDAQ OMX has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating The Capital Strength Index(TM). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of Fund Shares to be issued or in the determination or calculation of the equation by which Fund Shares are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

          THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE CAPITAL STRENGTH INDEX(TM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO
          WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED
          BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CAPITAL STRENGTH INDEX(TM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CAPITAL STRENGTH INDEX(TM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN
          NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY

          LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES."

8. The "Index Information-- First Trust Strategic Value Index Fund" section in the prospectus is replaced in its entirety with the following:

          "First Trust Capital Strength ETF

          Stocks are selected for inclusion in the Index in the following manner:

          The Index Provider begins with the largest 500 U.S. companies included the NASDAQ US Benchmark Index and excludes the following: companies with less than $1 billion in cash and short term investments; companies with long-term debt divided by market capitalization greater than 30%; and companies with return on equity less than 15%. The Index Provider then ranks all remaining stocks in the universe by one-year and three-month daily volatility (one-year and three-month daily volatility factors are equally weighted), and selects the top 50 companies, subject to a maximum weight of 30% from any one of the ten Industry Classification Benchmark industries. The stocks in the Index are equally weighted initially and on each reconstituting and rebalancing effective date. The Index is reconstituted and rebalanced on a quarterly basis."

9. The footnote to the table in the "Total Return Information -- First Trust Strategic Value Index Fund" section in the prospectus is replaced in its entirety with the following:

          "On June 3, 2013, the Fund's underlying index changed from the Credit Suisse U.S. Value Index, Powered by HOLT(TM) to The Capital Strength Index(TM). The Fund's new underlying index had an inception date of March 20, 2013 and was not in existence for any of the periods disclosed. Prior to June 19, 2010, the Fund's underlying index was the Deutsche Bank CROCI US+ Index(TM)."

10. In the "Summary Information -- First Trust ISE Water Index Fund -- Average Annual Total Returns for the Periods Ended December 31, 2012" section of the prospectus, the index name "SE Water Index(TM)" is revised to state "ISE Water Index(TM)".

11. The caption "Summary Information -- First Trust US IPO Index Fund -- Average Annual Total Returns for the Periods Ended December 31, 2011" is revised to state "Summary Information -- First Trust US IPO Index Fund -- Average Annual Total Returns for the Periods Ended December 31, 2012".



   PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS FOR FUTURE REFERENCE